MASTER  LEASE  AGREEMENT

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BETWEEN

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HB-ESC  I,  LLC

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AND

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EMERITUS  CORPORATION

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DECEMBER  31,  2003

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MASTER  LEASE  AGREEMENT

     This Master Lease Agreement ("Lease") is made and entered into as of December 31, 2003 1 (the "Effective Date") between HB-ESC I, LLC, a limited liability company organized under the laws of the State of Washington ("Landlord"), having its principal office located at 600 University Street, Suite 2500, Seattle, WA 98101, and EMERITUS CORPORATION, A corporation 4 organized under the laws of the State of Washington ("Tenant"), having its chief executive office located at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121.

RECITALS

     A. Landlord is the owner of the Leased Property and desires to lease the Leased Property, as hereinafter defined, to Tenant and Tenant desires to lease the Leased Property from Landlord upon the terms set forth in this Lease.

NOW,  THEREFORE,  Landlord  and  Tenant  agree  as  follows:

ARTICLE  1:  LEASED  PROPERTY,  TERM  AND  DEFINITIONS

     1.1  Leased  Property.Landlord  hereby  leases  to Tenant and Tenant hereby
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leases  from  Landlord  the  Leased Property, subject, however, to the Permitted
Exceptions  and  subject  to  the  terms  and  conditions  of  this  Lease.

     1.2  Indivisible  Lease.This Lease constitutes one indivisible lease of the
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entire  Leased  Property.  The Leased Property constitutes one economic unit and the Base Rent and all other provisions, have been negotiated and agreed to based on a lease of all of the Leased Property as a single, composite, inseparable transaction and would have been materially different had separate leases or a divisible lease been intended. Except as expressly provided herein for specific, isolated purposes (and then only to the extent expressly otherwise stated), all provisions of this Lease shall apply equally and uniformly to all the Leased Property as one unit and any Event of Default under this Lease is an Event of Default as to the entire Leased Property. The parties intend that the provisions of this Lease shall at all times be construed, interpreted and applied so as to carry out their mutual objective to create a single indivisible lease of all the Leased Property and, in particular but without limitation, that for purposes of any assumption, rejection or assignment of this Lease under the Bankruptcy Code, this is one indivisible and non-severable lease and executory contract dealing with one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all (and only all) the Leased Property covered hereby. The parties agree that the existence of more than one Landlord under this Lease or of different methods of calculating the Base Rent due to various Landlords under this Lease does not affect the indivisible, non-severable nature of this Lease. The parties may amend this Lease from time to time to include one or more additional Facility Properties as part of the Leased Property and such future addition to the Leased Property shall not in any way change the indivisible and non-severable nature of this Lease and all of the foregoing provisions shall continue to apply in full force.

     1.3  Term.The  term  ("Term") of this Lease commences on the Effective Date
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and  expires  at  12:00  Midnight  local  time  in the City where the applicable
Facility  is  located  on

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the  day  before  the 10th anniversary of the Commencement Date (the "Expiration
Date") it being understood and agreed that Tenant has no option to renew the Lease.

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     1.4  Definitions.Except  as  otherwise  expressly  provided,  [i] the terms
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defined  in  this section have the meanings assigned to them in this section and include the plural as well as the singular; [ii] all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as of the time applicable; and [iii] the words "herein", "hereof', and "hereunder" and similar words refer to this Lease as a whole and not to any particular section.

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     "Actual Debt Service Coverage Ratio" means, for purposes of the calculation set  forth in Section 15.10, the ratio of the Actual Net Income to Debt Service.

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     "Actual  Management  Fees"  shall  mean,  for  purposes  of  the  various definitions contained herein and the calculations set forth in Exhibit F, actual management fees paid in connection with the operation of the Facility.

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     "Actual  Net  Income"  means,  for  purposes  of  the  various  definitions contained herein and for purposes of the calculation set forth in Section 15.10, Net Income plus the amount deducted for Assumed Management Fees in calculating
Net  Income  minus  Actual  Management Fees incurred during the relevant period.

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     "Assumed  Management  Fees"  shall  mean,  for  purposes  of  the  various definitions  contained  herein  and for purposes of the calculation set forth in
Section 15.10, assumed management fees of five percent (5%) of net resident revenues of the Facility (after Medicaid and Medicare contractual adjustments).

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     "ADA"  means  the federal statute entitled Americans with Disabilities Act,
42  V.S.C.  12101,~.

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     "Affiliate"  means  any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Tenant or Guarantor. "Control" (and the correlative meanings of the terms "controlled by" and ''under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Affiliate" includes, without limitation, Guarantor. An Affiliate of Tenant shall specifically exclude Columbia Pacific Management, Inc., or any Affiliate thereof, Holiday Retirement Corporation, or any Affiliate thereof, and Alterra Healthcare Corporation or any Affiliate thereof

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"Annual  Cash  Flow  Rent  Reconciliation Schedule" has the meaning set forth in

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Exhibit  D.

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     "Annual  Company  Budget"  means  Company's  projection  of  its  financial statement for the next fiscal year, which shall include the balance sheet, statement of income, statement of cash flows, statement of shareholders' equity and statement of capital expenditures for the applicable period.

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     "Annual  Facility  Budget"  means  Tenant's  projection  of  the  Facility
Financial  Statement  for  the  next  fiscal  year.

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     "Annual  Financial  Statements" means for Tenant, an audited balance sheet, statement of income, and statement of cash flows for the most recent fiscal year on a consolidated basis and means, for the Facility, an unaudited balance sheet, statement of income and statement of cash flows of the most recent fiscal year on an individual
Facility  and,  if  applicable,  consolidated,  basis.

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     "Average  Daily  Census"  means the number determined by dividing the total resident days for a Facility during a specific month by the actual number of days contained in that month.

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     "Bankruptcy  Code"  means the United States Bankruptcy Code set forth in 11
U.S.C.  101  et  seq.  seq.,  as  amended  from  time  to  time.

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"Base  Rent"  has  the  meaning  set  forth  in  2.1.

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"Business  Day"  means  any  day  other  than  a  Saturday,  Sunday, or national

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holiday.

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"Cash  Flow  Rent"  has  the  meaning  set  forth  in  Exhibit  D.

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"Cash  Flow  Rent  Due"  has  the  meaning  set  forth  in  Exhibit  D.

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"Cash  Flow  Rent  Paid"  has  the  meaning  set  forth  in  Exhibit  D.

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     "CERCLA"  means  the Comprehensive Environmental Response, Compensation and
Liability  Act  of  1980,  as  amended  from  time  to  time.

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"Closing"  means  the  closing  of  the  lease of the Leased Property to Tenant.

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"Collateral"  has  the  meaning  set  forth  in  21.1.

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     "Commencement  Date" means the Effective Date if such date is the first day of a month, and if it is not, the first day of the first month following the Effective Date.

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"Company"  means  Tenant.

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     "Debt  Service"  means  for  purposes  of the various definitions contained herein and for purposes of the calculations set forth in Section 15.10 and in Exhibit F, for the three (3) month period prior to the determination date, the aggregate interest expense for the Facility Debt plus the aggregate amount of principal payments due and payable during such three (3) month period (excluding optional prepayments).

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     "Debt  Service  Coverage Ratio" means, for purposes of the calculations set forth in Section 15.10 and in Exhibit F, the ratio of the Net Income to Debt Service.

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"Debt  Service  Rent"  has  the  meaning  set  forth  in  Exhibit  D.

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     "Effective  Capacity"  means  the  actual  number  of units utilized at the
Facility  from  time  to  time.

     "Extraordinary Income and Extraordinary Expenses" means material items of a character significantly different from the typical or customary business activities of the Tenant which would not be expected to recur frequently and which would not be considered as recurring factors in any evaluation of the ordinary operating processes of the Tenant's business, and which would be treated as extraordinary income or extraordinary expenses under GAAP

"Effective  Date"  means  the  date  of  this  Lease.

     "Environmental Laws" means all federal, state, and local laws, ordinances and policies the purpose of which is to protect human health and the environment, as amended from time to time, including, but not limited to, [i] CERCLA; [ii] the Resource Conservation and Recovery Act; [iii] the Hazardous Materials Transportation Act; [iv] the Clean Air Act; [ v] Clean Water Act; [vi] the Toxic Substances Control Act; [vii] the Occupational Safety and Health Act; [viii] the Safe Drinking Water Act; and [ix] analogous state laws and regulations.

"Event  of  Default"  has  the  meaning  set  forth  in  8.1.

"Expiration  Date"  has  the  meaning  set  forth  in   1.3.

     "Facility" means each facility located on a portion of the Land, including the Facility Property associated with such Facility. References in this Lease to "the Facility" shall mean each Facility individually unless expressly stated otherwise.

     "Facility Cash Flow" means, for purposes of the calculation of Cash Flow Rent, the sum of (i) the net income of the Facility for the applicable calculation period as reflected on the statement of income included in the Facility Financial Statement and as determined in accordance with GAAP (with the exception of the method of accounting for move in fees) less (ii) an assumed management fee equal to five percent (5%) of the Facility's gross revenues during the applicable calculation period and less (iii) $250 per unit per year as a capital expenditure reserve and less (iv) Insurance Payments made in the applicable calculation period plus (v) the amount of management fees reflected on the Facility Financial Statement for the applicable calculation period and plus (vi) the Cash Flow Rent paid by Tenant during the applicable calculation period and plus (vii) the amount of depreciation and amortization reflected on the Facility Financial Statement for the applicable calculation period and plus
(viii) the general and professional liability insurance premium and SIR expense accruals reflected on the Facility Financial Statement for the applicable calculation period.

     "Facility Debt" means, for purposes of the calculation of Debt Service Rent, the Initial Facility Debt or any Refinancing Debt secured from time to time by the Facility in accordance with the terms of this Lease.

     "Facility Financial Statement" means a financial statement for each Facility which shall include the balance sheet, statement of income, occupancy census data (including payor mix), statement of capital expenditures and a comparison of the actual financial data versus the Annual Facility Budget for the applicable period.

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     "Facility  Name"  means  the  name under which a Facility has done business during the Term. The Facility Name in use by each Facility on the Effective Date is set forth on the attached Exhibit A.

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     "Facility  Property"  means  the portion of the Land on which a Facility is located, the legal description of which is set forth beneath the applicable Facility Name on Exhibit B, the Improvements on such portion of the Land, the Related Rights with respect to such portion of the Land, and Landlord's Personal Property with respect to such Facility.

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"Facility  State"  means  the  State  in which a respective Facility is located.

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"Facility  States"  means, collectively, the States in which the Leased Property is

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located.

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     "Facility Uses" means the uses relating to the operation of a Facility as a facility of the type and operating the number of units set forth on Exhibit A with respect to such Facility.

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     "Fixtures" means all permanently affixed equipment, machinery, fixtures and other items of real and/or personal property (excluding Landlord's Personal Property), including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, built-in oxygen and vacuum systems, towers and other devices for the transmission of radio, television and other signals, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto.

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"General  Additional  Rent"  has  the  meaning  set  forth  in  2.2.1.

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     "Government  Authorizations"  means  all  permits,  licenses,  approvals, consents, and authorizations required to comply with all Legal Requirements, including, but not limited to, [i] zoning permits, variances, exceptions, special use permits, conditional use permits, and consents; [ii] the permits, licenses, provider agreements and approvals required for licensure and operation of each Facility in accordance with its respective Facility Uses and, if applicable, certified as a provider under the federal Medicare and state Medicaid programs; [iii] environmental, ecological, coastal, wetlands, air, and water permits, licenses, and consents; [iv] curb cut, subdivision, land use, and planning permits, licenses, approvals and consents; [v] building, sign, fire, health, and safety permits, licenses, approvals, and consents; and [vi] architectural reviews, approvals, and consents required under restrictive covenants.

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     "Hazardous Materials" means any substance [i] the presence of which poses a hazard to the health or safety of persons on or about the Land, including, but not limited to, asbestos containing materials; [ii] which requires removal or remediation under any Environmental Law, including, without limitation, any substance which is toxic, explosive, flammable, radioactive, or otherwise hazardous; or [iii] which is regulated under or classified under any Environmental Law as hazardous or toxic, including, but not limited to, any substance

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within  the  meaning  of "hazardous substance", "hazardous material", "hazardous waste", "toxic substance", "regulated substance", "solid waste", or "pollutant" as defined in any Environmental Law.

"Impositions"  has  the  meaning  set  forth  in  3.2.

     "Improvements" means all buildings, structures, Fixtures and other improvements of every kind on any portion of the Land, including, but not limited to, alleys, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures, now or hereafter situated upon any portion of the Land.

"Initial  Facility"  means  the  Facility  located  in  Shreveport,  Louisiana.

     "Initial Facility Debt" means that Promissory Note dated as of May 13, 1999 in the face amount of $6,480,000 executed Senior Lifestyle Shreveport, L.L.C., a Delaware limited liability company for the benefit of Lender, as assumed by Landlord by Assumption and Modification Agreement dated July 3, 2002 and as modified by Modification Agreement dated as of December 31, 2003, with an outstanding principal balance as of January 1, 2004 $6,204,611.60.

     "Insurance Payments" means amounts actually paid by Tenant for general and professional liability insurance premiums allocated to the Facility during the Lease Term and self insurance retention amounts ("SIR") with respect to claims arising at the Facility during the Lease Term.

"Land"  means  the  real  property  described  in  Exhibit  B  attached  hereto.

     "Landlord" means HB-ESC I, LLC and the owner of any Additional Facilities hereinafter covered by the terms of this Lease.

     "Landlord Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Landlord, other than Tenant. "Control" (and the correlative meanings of the terms "controlled by" and ''under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity.

     "Landlord's Personal Property" means all Personal Property owned by Landlord on the Effective Date and located at the Facility, together with any and all replacements thereof, and all Personal Property that pursuant to the terms of this Lease becomes the property of Landlord during the Term but specifically excluding all inventory and any Tenant's Property.

"Lease"  means  this  Master  Lease  Agreement,  as  amended  from time to time.

     "Lease Documents" means this Lease and all documents executed by Landlord and Tenant relating to this Lease or the Facility.

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"Lease  Payments"  means  the  sum  of the Base Rent payments for the applicable

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period.

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     "Lease  Year"  means  each consecutive period of 365 or 366 days throughout the Term. The first Lease Year commences on the Commencement Date and expires on the day before the first anniversary of the Commencement Date.

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     "Leased  Property"  means all of the Land, Improvements, Related Rights and
Landlord's  Personal  Property.

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     "Legal  Requirements"  means  all  laws, regulations, rules, orders, writs, injunctions, decrees, certificates, requirements, agreements, conditions of participation and standards of any federal, state, county, municipal or other governmental entity, administrative agency, insurance underwriting board, architectural control board, private third-party payor, accreditation organization, or any restrictive covenants applicable to the development, construction, condition and operation of the Facility by Tenant for the Facility Uses, including, but not limited to, [i] zoning, building, fire, health, safety, sign, and subdivision regulations and codes; [ii] certificate of need laws (if applicable); [iii] licensure to operate as each Facility in accordance with its respective Facility Uses; [iv] Medicare and Medicaid certification requirements (if applicable); [v] the ADA; [vi] any Environmental Laws; and [vii] requirements, conditions and standards for participation in third-party payor insurance programs (if applicable).

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"Lender"  means  GMAC  Commercial  Mortgage  Corporation,  a  California

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corporation.

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     "Net  Income"  means,  for  purposes  of  the various definitions contained herein and the calculations set forth in Section 15.10 and in Exhibit F, the net pre-tax income of the Facility for the applicable three (3) month period prior to the determination date without deduction for Actual Management Fees plus interest or lease expenses or allowances for depreciation and amortization of the Facility for the relevant period to the extent deducted from such net pre-tax income minus Extraordinary Income to the extent included in such net pre-tax income plus Extraordinary Expenses to the extent deducted from such net pre-tax income minus Assumed Management Fees for the Facility for such three (3) month period."

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"Organization  State"  means  the  State  in  which  an  entity  is  organized.

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     "Organizational  Documents"  means  [i]  for a corporation, its Articles of
Incorporation certified by the Secretary of State of the Organization State, as amended to date, and its Bylaws certified by such entity, as amended to date; [ii] for a partnership, its Partnership Agreement certified by such entity, as amended to date, and the Partnership Certificate, certified by the appropriate authority (if applicable), as amended to date; and [iii] for a limited liability company, its Articles of Organization certified by the Secretary of State of the Organization State, as amended to date, and its Operating Agreement certified by such entity, as amended to date.

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     "Periodic  Financial Statements" means [i] for Tenant, an unaudited balance sheet and statement of income for the most recent quarter; and [ii] for the Facility, an unaudited Facility Financial Statement for the most recent month.

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     "Permitted  Exceptions"  means  all  easements,  liens,  encumbrances, restrictions, agreements and other title matters existing as of the Effective Date, including, without limitation, the exceptions to title set forth on Exhibit C attached hereto, and any sublease of any portion of the Leased Property made in complete accordance with Article 17.

     "Permitted Liens" means [i] liens granted to Landlord; [ii] liens customarily incurred by Tenant in the ordinary course of business for items not delinquent, including mechanic's liens and deposits and charges under worker's compensation laws; [iii] liens for taxes and assessments not yet due and payable; [iv] any lien, charge, or encumbrance which is being contested in good faith pursuant to this Lease; [ v] the Permitted Exceptions; and [vi] purchase money financing and capitalized equipment leases for the acquisition of personal property provided, however, that Landlord obtains a nondisturbance agreement from the purchase money lender or equipment lessor in form and substance as may be satisfactory to Landlord if the original cost of the equipment exceeds $250,000.00 per Facility.

     "Personal Property" means all machinery, equipment, furniture, furnishings, movable walls or partitions, computers (and all associated software), trade fixtures and other personal property (but excluding consumable inventory and supplies owned by Tenant) used in connection with the Leased Property, together with all replacements and alterations thereof and additions thereto, except items, if any, included within the definition of Fixtures or Improvements.

     "Qualified Capital Expenditures" means any amounts expended for routine repairs and maintenance as well as expenditures capitalized on the books of Ten ant for any of the following: replacement of furniture, fixtures and equipment, including refrigerators, ranges, major appliances, bathroom fixtures, doors (exterior and interior), central air conditioning and heating systems (including cooling towers, water chilling units, furnaces, boilers and fuel storage tanks) and replacement of siding; roof replacements, including replacements of gutters, downspouts, eaves and soffits; repairs and replacements of plumbing and sanitary systems; overhaul of elevator systems; repaving, resurfacing and sealcoating of sidewalks, parking lots and driveways; repainting of entire building exterior and normal maintenance and repairs needed to maintain the quality and condition of the Facility in the market in which it operates, but excluding Alterations.

     "Receivables" means [i] all of Tenant's right to receive payment for providing resident care and services at the Facility as set forth in any accounts, contract rights, and instruments, and [ii] those documents, chattel paper, inventory proceeds, provider agreements, participation agreements, ledger sheets, files, records, computer programs, tapes, and agreements relating to Tenant's rights to receive payment for providing resident care services at the Facility.

     "Refinancing Debt" means any debt secured by a Facility upon a refinancing of the Facility Debt provided that for purposes of calculating the Debt Service Rent, (i) the principal amount thereof shall be equal to the outstanding principal balance of the Initial Facility Debt immediately prior to the date on which the first refinancing of the Initial Facility Debt occurs, as such outstanding principal balance may be reduced from time to time as a result of the application of the Debt Service Rent to the payment thereof and (ii) the amortization period shall be twenty five (25) years from the closing of the Refinancing Debt transaction and (iii) the

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interest  rate  shall  be  the actual interest rate, as it may vary from time to time,  set  forth  in  the  documents  evidencing  the  Refinancing  Debt.

     "Related Rights" means all easements, rights (including bed operating rights) and appurtenances relating to the Land and the Improvements.

"Rent"  means  Base  Rent,  General  Additional  Rent  and  Default  Rent.

"Replacement Operator" has the meaning set forth in 15.7.1. "Secured Party" has the meaning set forth in 21.1.
"Tenant"  has the meaning set forth in the introductory paragraph of this Lease.

"Term"  has  the  meaning  set  forth  in   1.3.

ARTICLE  2:  RENT

     2.1  Base  Rent.Tenant shall pay Landlord the rent due hereunder (the "Base
          -----------
Rent") in monthly installments payable in the amounts and at the times set forth in Exhibit D.

2.2

Additional  Rent.

     2.2.1  General  Additional  Rent.In addition to Base Rent, Tenant shall pay
            --------------------------
all other amounts, liabilities, obligations and Impositions which Tenant assumes or agrees to pay under this Lease including any fine, penalty, interest, charge and cost which may be added for nonpayment or late payment of such items (collectively the "General Additional Rent").

     2.3  Place  of  Payment  of Rent.Tenant shall make all payments of the Debt
          ----------------------------
Service Rent directly to the Facility Lender and all payments of the Cash Flow Rent to Landlord at the address set forth in this Lease.

     2.4  Net  Lease/Guaranty  of Payment of Rent.This Lease shall be deemed and
          ----------------------------------------
construed to be an "absolute net lease", and Tenant shall pay all Rent and other charges and expenses in connection with the Leased Property throughout the Term, without abatement, deduction, recoupment or set-off Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of nonpayment of the Rent.

     2.5     No  Termination.  Abatement.  Etc.Except  as otherwise specifically
             ----------------------------------
provided in this Lease, Tenant shall remain bound by this Lease in accordance with its terms. Tenant shall not, without the consent of Landlord, modify, surrender or terminate the Lease, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off or recoupment against the Rent. Except as expressly provided in this Lease, the obligations of Landlord and Tenant shall not be affected by reason of [i] any damage to, or destruction of, the Leased Property or any part thereof from whatever cause or any Taking
(as hereinafter defined) of the Leased Property or any part thereof; [ii] the lawful or unlawful prohibition of, or restriction upon, Tenant's use of the Leased Property, or any part thereof, the interference with

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such  use  by any person, corporation, partnership or other entity, or by reason of eviction by paramount title; [iii] any claim which Tenant has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; [iv] any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceeding affecting Landlord or any assignee or transferee of Landlord; or [v] any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Tenant or Landlord from any such obligations as a matter of law. Except as otherwise specifically provided in this Lease, Tenant hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law [a] to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof; or [b] entitling Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder. The obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default. Nothing in this 2.5 shall be construed to limit any right which Tenant may have to bring a separate action against Landlord for any claim which Tenant may have or allege to have against Landlord.

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
ARTICLE  3:  IMPOSITIONS  AND  UTILITIES

     3.1     Payment  of  Impositions.     Tenant shall pay, as Additional Rent,
             -------------------------
all
Impositions that may be levied or become a lien on the Leased Property or any part thereof at any time during the Term before any fine, penalty, interest, or cost is incurred; provided, however, Tenant may contest any Imposition in accordance with 3.7. Tenant shall deliver to Landlord [i] not more than five days after the due date of each Imposition, copies of the invoice for such Imposition and the check delivered for payment thereof; and [ii] not more than 30 days after the due date of each Imposition, a copy of the official receipt evidencing such payment or other proof of payment satisfactory to Landlord. Tenant's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof Tenant, at its expense, shall prepare and file all tax returns and reports in respect of any Imposition as may be required by governmental authorities. Tenant shall be entitled to any refund due from any taxing authority if no Event of Default shall have occurred hereunder and be continuing and if Tenant shall have paid all Impositions due and payable as of the date of the refund. Landlord shall be entitled to any refund from any taxing authority if an Event of Default has occurred and is continuing. Any refunds retained by Landlord due to an Event of Default shall be applied as provided in 8.8.
Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required to file personal property tax returns, Tenant will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest. Tenant may, at Tenant's option and at Tenant's sole cost and expense, protest, appeal or institute such other proceedings as Tenant may deem appropriate to effect a reduction of real estate or personal property assessments and Landlord, at Tenant's expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action. Tenant shall reimburse Landlord for all personal property taxes paid by Landlord within 30 days after receipt of billings accompanied by copies of a bill therefore and payments thereof which identify the personal property with respect to which such payments are made. Impositions imposed in respect to the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Landlord and Tenant as of the termination date, whether or not such Imposition is imposed before or after such termination, and Tenant's obligation to pay its prorated share thereof shall survive such termination.

     3.2     Definition  of  Impositions."Impositions"  means, collectively, [i]
             ----------------------------
all  real
estate and personal property ad valorem, sales and use, business or occupation, single business, gross receipts, transaction privilege, rent or similar taxes; [ii] assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed with the Term); [iii] ground rents, water, sewer or other rents and charges, excises, tax levies, and fees (including, without limitation, license, permit, inspection, authorization and similar fees); [iv] all taxes imposed on Tenant's operations of the Leased Property, including, without limitation,

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employee  withholding  taxes,  income  taxes and intangible taxes; [v] all taxes imposed by the Facility State or any governmental entity in the Facility State with respect to the conveyance of the Leased Property by Landlord to Tenant or Tenant's designee, including, without limitation, conveyance taxes; and [vi] all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or any part thereof and/or the Rent (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon [a] Landlord or Landlord's interest in the Leased Property or any part thereof; [b] the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein; or [c] any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use by Tenant of the Leased Property or any part thereof Tenant shall not, however, be required to pay any capital gains tax or any tax based on net income imposed on Landlord by any governmental entity taxes including, without limitation, any capital stock or franchise taxes of Landlord imposed by the Facility State or any governmental entity in the Facility State due to this lease transaction or Landlord's ownership of the Leased Property and the income arising therefrom, or due to Landlord being considered as doing business in the Facility State because of Landlord's ownership of the Leased Property or lease thereof to Tenant.

     3.3  Escrow of Impositions.If requested by Landlord after the occurrence of
          ----------------------
an Event of Default or if required by the terms of any Facility Debt, Tenant shall deposit with Landlord on the first day of each month a sum equal to 1I12th of the Impositions assessed against the Leased Property for the preceding tax year for real estate taxes (or any amount required by any mortgagee or any beneficiary of a deed of trust securing any Facility Debt), which sums shall be used by Landlord toward payment of such Impositions. In addition, if an Event of Default occurs and while it remains uncured, Tenant shall, at Landlord's election, deposit with Landlord on the first day of each month a sum equal to 1I12th of the Impositions assessed against the Leased Property for the preceding tax year other than real estate taxes (or any amount required by any mortgagee or any beneficiary of a deed of trust securing any Facility Debt), which sums shall be used by Landlord toward payment of such Impositions. Tenant, on demand, shall pay to Landlord any additional funds necessary to pay and discharge the obligations of Tenant pursuant to the provisions of this section. The receipt by Landlord of the payment of such Impositions by and from Tenant shall only be as an accommodation to Tenant, the mortgagees, and the taxing authorities, and shall not be construed as rent or income to Landlord, Landlord serving, if at all, only as a conduit for delivery purposes.

     3.4 Utilities.Tenant shall pay, as Additional Rent, all taxes, assessments,
         ----------
charges, deposits, and bills for utilities, including, without limitation, charges for water, gas, oil, sanitary and storm sewer, electricity, telephone service, and trash collection, which may be charged against the occupant of the Improvements during the Term. If an Event of Default occurs and while it remains uncured, Tenant shall, at Landlord's election, deposit with Landlord on the first day of each month a sum equal to 1I12th of the amount of the annual utility expenses for the preceding Lease Year, which sums shall be used by Landlord to pay such utilities. Tenant shall, on demand, pay to Landlord any additional amount needed to pay such utilities. Landlord's receipt of such payments shall only be an accommodation to Tenant and the utility companies and shall not constitute rent or income to Landlord. Absent circumstances beyond

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Tenant's  reasonable  control, Tenant shall at all times maintain that amount of heat necessary to ensure against the freezing of water lines. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any liability or damages to the utility systems and the Leased Property that may result from Tenant's failure to maintain sufficient heat in the Improvements absent circumstances beyond Tenant's reasonable control.

     3.5     Discontinuance of Utilities.Landlord will not be liable for damages
             ----------------------------
to
person or property or for injury to, or interruption of, business for any discontinuance of utilities nor will such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of Ten ant's obligations under this Lease.

     3.6  Business  Expenses.Tenant  shall  promptly  pay all expenses and costs
          -------------------
incurred in connection with the operation of the Facility on the Leased Property, including, without limitation, employee benefits, employee vacation and sick pay, consulting fees, and expenses for inventory and supplies.

     3.7  Permitted  Contests.Tenant,  on its own or on Landlord's behalf (or in
          --------------------
Landlord's name), but at Tenant's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any Legal Requirement or insurance requirement or any lien, attachment, levy, encumbrance, charge or claim provided that [i] in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the Leased Property; [ii] neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; [iii] in the case of a Legal Requirement, Landlord would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; [iv] in the event that any such contest shall involve a sum of money or potential loss in excess of $50,000.00, Tenant shall deliver to Landlord and its counsel an opinion of Tenant's counsel to the effect set forth in clauses [i], [ii] and [iii], to the extent applicable; [v] in the case of a Legal Requirement and/or an Imposition, lien, encumbrance or charge, Tenant shall give such reasonable security as may be demanded by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of the affected Leased Property or the Rent by reason of such nonpayment or noncompliance; provided, however, the provisions of this section shall not be construed to permit Tenant to contest the payment of Rent (except as to contests concerning the method of computation or the basis of levy of any Imposition or the basis for the assertion of any other claim) or any other sums payable by Tenant to Landlord hereunder; [vi] in the case of an insurance requirement, the coverage required by Article 4 shall be maintained; and [vii] if such contest be finally resolved against Landlord or Tenant, Tenant shall, as Additional Rent due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or insurance requirement. Landlord, at Tenant's expense, shall execute and deliver to Tenant such authorizations and other documents as may be reasonably required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein. Tenant hereby agrees to indemnify and save Landlord harmless from and against any liability, cost or expense of any kind that may be imposed upon Landlord in connection with any such contest and any loss resulting therefrom.

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ARTICLE  4:  INSURANCE

     4.1  Property  Insurance.At Tenant's expense, Tenant shall maintain in full
          --------------------
force and effect a property insurance policy or policies insuring the Leased Property against the following:

     (a) Loss or damage commonly covered by a "Special Form" or "All Risk" policy insuring against physical loss or damage to the Improvements and Personal Property, including, but not limited to, risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if the Leased Property is in earthquake zone 1 or 2) and sinkholes (if usually recommended in the area of the Leased
Property). The policy shall be in the amount of the full replacement value (as defined in 4.5) of the Improvements and Personal Property and shall contain a deductible amount acceptable to Landlord. Landlord shall be named as an additional insured. The policy shall include a stipulated value endorsement or agreed amount endorsement and endorsements for contingent liability for operations of building laws, demolition costs, and increased cost of construction.

     (b) If applicable, loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed on the Leased Property, in commercially reasonable amounts acceptable to Landlord.

     (  c)     Consequential  loss of rents and income coverage insuring against all "All Risk" or "Special Form" risk of physical loss or damage with limits and deductible amounts acceptable to Landlord covering risk of loss during the first nine months of reconstruction, and containing an endorsement for extended period of indemnity of at least 90 days, and shall be written with a stipulated amount of coverage if available at a reasonable premium.

     (d) If the Leased Property is located, in whole or in part, in a federally designated 100-year flood plain area, flood insurance for the Improvements in an amount equal to the lesser of [i] the full replacement value of the Improvements; or [ii] the maximum amount of insurance available for the Improvements under all federal and private flood insurance programs.

     (  e)     Loss  or  damage  caused  by  the  breakage  of  plate  glass  in commercially  reasonable  amounts  acceptable  to  Landlord.

     (t) Loss or damage commonly covered by blanket crime insurance, including employee dishonesty, loss of money orders or paper currency, depositor's forgery, and loss of property of patients accepted by Tenant for safekeeping, in commercially reasonable amounts acceptable to Landlord.

     4.2  Liability  Insurance.At  Tenant's  expense,  Tenant  shall  maintain
          ---------------------
liability  insurance  against  the  following:

     (a) Claims for personal injury or property damage commonly covered by comprehensive general liability insurance with endorsements for incidental malpractice, contractual, personal injury, owner's protective liability, voluntary medical payments, products

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and  completed  operations,  broad  form  property  damage,  and extended bodily injury, with commercially reasonable amounts for bodily injury, property damage, and voluntary medical payments acceptable to Landlord, but with a combined single limit of not less than $6,000,000.00 per occurrence.
     (b) Claims for personal injury and property damage commonly covered by comprehensive automobile liability insurance, covering all owned and non-owned automobiles, with commercially reasonable amounts for bodily injury, property damage, and for automobile medical payments acceptable to Landlord, but with a combined single limit of not less than $5,000,000.00 per occurrence.

     (c) Professional liability insurance in at least the amount of $1,000,000 per occurrence, $3,000,000 aggregate, which shall include "tail" coverage insuring Tenant for acts occurring prior to the date hereof, with a $5,000,000 umbrella policy which includes coverage for professional liability. "

     (d) Claims commonly covered by worker's compensation insurance for all persons employed by Tenant on the Leased Property. Such worker's compensation insurance shall be in accordance with the requirements of all applicable local, state, and federal law.

     4.3     Builder's  Risk Insurance.     In connection with any construction,
             --------------------------
Tenant
shall maintain in full force and effect a builder's completed value risk coverage ("Builder's Risk Coverage") of insurance in a nonreporting form insuring against all "All Risk" or "Special
Form" risk of physical loss or damage to the Improvements, including, but not limited to, risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if Leased Property is in earthquake zone 1 or 2) and sinkholes (if usually recommended in the area of the Leased Property). The Builder's Risk Coverage shall include endorsements providing coverage for building materials and supplies and temporary premises. The Builder's Risk Coverage shall be in the amount of the full replacement value of the Improvements and shall contain a deductible amount acceptable to Landlord. Landlord shall be named as an additional insured. The Builder's Risk Coverage shall include an endorsement permitting initial occupancy.

     4.4  Insurance  Requirements.insurance  coverages  required  hereunder:
          ------------------------

The  following  provisions  shall  apply  to  all

     (a) The form and substance of all policies shall be subject to the approval of Landlord, which approval will not be unreasonably withheld.
     (b) The carriers of all policies shall have a Best's Rating of "A" or better and a Best's Financial Category of XII or higher and shall be authorized to do insurance business in the Facility State.

     (c) Tenant shall be the "named insured" and Landlord shall be an "additional insured" on each policy.

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     (d)     Tenant  shall  deliver to Landlord certificates or policies showing the required coverages and endorsements. The policies of insurance shall provide that the policy may not be canceled or not renewed, and no material change or reduction in coverage may be made, without at least 30 days' prior written notice to Landlord.

     (e) The policies shall contain a severability of interest and/or cross-liability endorsement, provide that the acts or omissions of Tenant or Landlord will not invalidate the coverage of the other party, and provide that Landlord shall not be responsible for payment of premiums.

     (t) All loss adjustment shall require the written consent of Landlord and Tenant, as their interests may appear.

     (g) At least 30 days prior to the expiration of each insurance policy, Tenant shall deliver to Landlord a certificate showing renewal of such policy and payment of the annual premium therefor and a current Certificate of Compliance (in the form delivered at the time of Closing) completed and signed by Tenant's insurance agent.

     4.5  Replacement  Value.The  term "full replacement value" means the actual
          -------------------
replacement cost thereof from time to time, including increased cost of construction endorsement, with no reductions or deductions. Tenant shall, in connection with each annual policy renewal, deliver to Landlord a redetermination of the full replacement value by the insurer or an endorsement indicating that the Leased Property is insured for its full replacement value. If
Tenant makes any Permitted Alterations (as hereinafter defined) to the Leased Property, Landlord may have such full replacement value redetermined at any time after such Permitted Alterations are made, regardless of when the full replacement value was last determined.

     4.6  Blanket  Policy.Notwithstanding  anything to the contrary contained in
          ----------------
this Article 4, Tenant may carry the insurance required by this Article under a blanket policy of insurance, provided that the coverage afforded Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Lease.

     4.7     No  Separate  Insurance.     Tenant  shall  not  take  out separate
             ------------------------
insurance
concurrent in form or contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance, by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including Landlord and any mortgagees, are included therein as additional insureds or loss payees, the loss is payable under said insurance in the same manner as losses are payable under this Lease, and such additional insurance is not prohibited by the existing policies of insurance. Tenant shall immediately notify Landlord of the taking out of such separate insurance or the increasing of any of the amounts of the existing insurance by securing an additional policy or additional policies.

     4.8     Waiver of Subrogation.Each party hereto hereby waives any and every
             ----------------------
claim which arises or may arise in its favor and against the other party hereto during the Term for any and all loss of, or damage to, any of its property located within or upon, or constituting a part

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of,  the  Leased  Property,  which  loss  or  damage  is  covered  by  valid and collectible insurance policies, to the extent that such loss or damage is recoverable under such policies. Said mutual waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the said waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers, so long as such endorsement is available at a reasonable cost.

     4.9  Mortgages.The  following  provisions  shall  apply  if Landlord now or
          ----------
hereafter places a mortgage on the Leased Property or any part thereof: [i] Tenant shall obtain a standard form of lender's loss payable clause insuring the interest of the mortgagee; [ii] Tenant shall deliver evidence of insurance to such mortgagee; [iii] loss adjustment shall require the consent of the mortgagee; [iv] Tenant shall provide such other information and documents as may be required by the mortgagee and [v] any rights which Tenant or Landlord may have hereunder with respect to insurance proceeds shall be subject to all rights granted therein to Lender and any obligations with respect thereto imposed on Landlord under any documents evidencing the Facility Debt.

     4.10  Escrows.After an Event of Default occurs hereunder, Tenant shall make
           --------
such  periodic  payments  of  insurance  premiums  in accordance with Landlord's requirements  after  receipt  of  notice  thereof  from  Landlord.
     4.11.  Waiver  of  Insurance  Requirements.Notwithstanding  anything to the
            ------------------------------------
contrary set forth herein, because of current market conditions, based upon prudent business practices, Tenant has advised Landlord that, as of the Effective Date and as of one month after the Effective Date, i.e., as of January 1, 2004, Tenant will not meet all of the requirements regarding maintenance of insurance as set forth in this Article 4 with respect to the Initial Facility and Landlord has agreed that the insurance in effect on the Effective Date as evidenced by the insurance certificates provided by Tenant to Landlord at Closing, and the insurance which shall be in place as of January 1,2004, as described in certain additional deliveries made by Tenant to Landlord at the Closing, shall be deemed to satisfy the requirements of this Article 4; provided, however, Tenant hereby agrees that it will, from time to time during the term of the Lease, consistent with prudent business practices, investigate current market availability and pricing for insurance that would meet or more closely approximate meeting the requirements of Landlord with respect to insurance as set forth in this Article 4 and shall, in good faith consider the implementation of such insurance if the same becomes available on reasonable business terms, taking into account, among other things, the pricing thereof Notwithstanding the foregoing, Tenant may not be unilaterally required by Landlord to purchase additional insurance beyond that in effect at Closing

ARTICLE  5:  INDEMNITY

     5.1  Tenant's  Indemnification.Tenant hereby indemnifies and agrees to hold
          --------------------------
harmless Landlord, any successors or assigns of Landlord, and Landlord's and such successor's

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
and assign's directors, officers, employees and agents from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys' fees, court costs) incurred in connection with or arising from: [i] the use or occupancy of the Leased Property by Tenant or any persons claiming under Tenant; [ii] any activity, work, or thing done, or permitted or suffered by Tenant in or about the Leased Property; [iii] any acts, omissions, or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees, or visitors of Tenant or any such person; [iv] any breach, violation, or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees, or visitors of Ten ant or of any such person, of any term, covenant, or provision of this Lease or any law, ordinance, or governmental requirement of any kind, including, without limitation, any failure to comply with any applicable requirements under the ADA; [v] any injury or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors, or any other person entering upon the Leased Property; [vi] any construction, alterations, changes or demolition of the Facility performed by or contracted for by Tenant or its employees, agents or contractors; and [vii] any obligations, costs or expenses arising under any Permitted Exceptions. If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim, Tenant, upon notice from Landlord, will defend the claim at Tenant's expense with counsel reasonably satisfactory to Landlord. All amounts payable to Landlord under this section shall be payable on written demand and any such amounts which are not paid within 10 days after demand therefor by Landlord shall bear interest at five percent (5.00%) per annum above the prime interest rate in effective from time to time as published on the website of the Federal Reserve Board at http:/www.federalreserve.gov/releases/h15/data/miprime.txt). In case any action, suit or proceeding is brought against Tenant by reason of any such occurrence, Tenant shall use its commercially reasonable efforts to defend such action, suit or proceeding. Nothing in this 5.1 shall be construed as requiring Tenant to indemnify Landlord with respect to Landlord's own gross negligence or willful misconduct.

     5.1.1  Notice of Claim.Landlord shall notify Tenant in writing of any claim
            ----------------
or action brought against Landlord in which indemnity may be sought against Tenant pursuant to this section. Such notice shall be given in sufficient time to allow Tenant to defend or participate in such claim or action, but the failure to give such notice in sufficient time shall not constitute a defense hereunder nor in any way impair the obligations of Tenant under this section unless the failure to give such notice precludes Tenant's defense of any such action.

     5.1.2  Survival  of  Covenants.The  covenants  of  Tenant contained in this
            ------------------------
section shall remain in full force and effect after the termination of this Lease until the expiration of the period stated in the applicable statute of limitations during which a claim or cause of action may be brought and payment in full or the satisfaction of such claim or cause of action and of all expenses and charges incurred by Landlord relating to the enforcement of the provisions herein specified.

     5.1.3  Reimbursement  of  Expenses.Unless  prohibited by law, Tenant hereby
            ----------------------------
agrees to pay to Landlord all of the reasonable fees, charges and reasonable out-of-pocket expenses related to the Facility and required hereby, or incurred by Landlord in enforcing the provisions of this Lease.

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     5.2 Environmental Indemnity; Audits.Tenant hereby indemnifies and agrees to
         --------------------------------
hold harmless Landlord, Lender, any successors to Landlord's interest in this Lease, including Lender, and Landlord's and Lender's and such successors' directors, officers, employees and agents from and against any losses, claims, damages (including consequential damages), penalties, fines, liabilities (including strict liability), costs (including cleanup and recovery costs), and expenses (including expenses of litigation and reasonable consultants' and attorneys' fees) incurred by Landlord, Lender or any other indemnities or assessed against any portion of the Leased Property by virtue of any claim or lien by any governmental or quasi-governmental unit, body, or agency, or any third party, for cleanup costs or other costs pursuant to any Environmental Law. Tenant's indemnity shall survive the termination of this Lease. Provided, however, Tenant shall have no indemnity obligation with respect to [i] Hazardous Materials first introduced to the Leased Property subsequent to the date that Tenant's occupancy of the Leased Property shall have fully terminated; or [ii] Hazardous Materials introduced to the Leased Property by Landlord, Lender, its or their agent, employees, successors or assigns. If at any time during the Term of this Lease any governmental authority notifies Landlord or Tenant of a violation of any Environmental Law or Landlord reasonably believes that a Facility may violate any Environmental Law, Landlord may require one or more environmental audits of such portion of the Leased Property, in such form, scope and substance as specified by Landlord, at Tenant's expense. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing any environmental audit, including, without limitation, reasonable attorneys' fees and costs.

     5.3     Limitation  of  Landlord's  Liability.Landlord,  its  agents,  and
             --------------------------------------
employees,
will not be liable for any loss, injury, death, or damage (including consequential damages) to persons, property, or Tenant's business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling objects, steam, water, rain or snow, leak or flow of water (including water from the elevator system), rain or snow from the Leased Property or into the Leased Property or from the roof, street, subsurface or from any other place, or by dampness or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of the Leased Property, or from construction, repair, or alteration of the Leased Property or from any acts or omissions of any other occupant or visitor of the Leased Property, or from any other cause beyond Landlord's control.

     5.4.     Notice  of  Certain  Events.Tenant shall promptly provide Landlord
              ----------------------------
and
any Lender with written notice of the occurrence of any or all of the following:

     (a) Tenant's discovery of any Hazardous Materials on the Leased Property which are not permitted by the terms of this Lease or of the violation of any Hazardous Material Laws at or affecting the Leased Property (collectively, a "Prohibited Activity and Condition");
   -------------------------------------
     (b) Tenant's receipt of or knowledge of any compliant, order, notice of violation of other communication from any governmental authority or other person or entity with regard to present or future alleged Prohibited Activity and Conditions or any other environmental, health or safety matters affecting the Leased property or any other property of Tenant that is adjacent to the Leased Property; and

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
     (c) Any representation or warranty of Tenant in this Article 5 which becomes untrue at any time after the Commencement Date.

     No such notice shall serve to relieve Tenant from any obligations imposed on it under this Lease, including, but not limited to, under this Article 5, no Landlord from any obligations imposed on it under the documents evidencing the Facility Debt.

ARTICLE  6:  USE  AND  ACCEPTANCE  OF  PREMISES

     6.1  Use of Leased Property.Tenant shall use and occupy the Leased Property
          -----------------------
exclusively for the Facility Uses specified for each Facility and for all lawful and licensed ancillary uses, including the operation of an Alzheimer's Memory Loss Unit, provided Tenant complies with all applicable Legal Requirements, and for no other purpose without the prior written consent of Landlord. Tenant shall obtain and maintain all approvals, licenses, and consents needed to use and operate the Leased Property as herein permitted. Tenant shall deliver to Landlord complete copies of surveys, examinations, certification and licensure inspections, compliance certificates, and other similar reports issued to Tenant by any governmental agency within 10 Business Days after Tenant's receipt of each item. Further, Tenant shall conduct the operation of the Facility at all times in a manner consistent with the level of operation of the Facility as of the date hereof, which shall include without limitation, Tenant's covenant to do the following:

     (a) to operate the Facility in material compliance with applicable laws and regulations relating thereto and cause all licenses, permits, certificates of need, third party reimbursement contracts, and any other agreements necessary for the use and operation of the Facility or as may be necessary for participation in the Medicaid or other applicable reimbursement programs in which the Facility participates to remain in effect without reduction in the number of licensed units or units authorized for use in the Medicaid reimbursement programs (unless Tenant first obtains the prior consent of Landlord to such reduction, which consent may be withheld in its sole discretion);

     (b) to maintain sufficient inventory and equipment of types and quantities at the Facility to enable Tenant adequately to perform operations of the Facility;

     (c) to keep all Improvements, Fixtures and equipment located on or used or useful in connection with the Facility in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needed and proper repairs, renewals, replacements, additions, and improvements thereto to keep the same in good operating condition; and

     (d) to maintain sufficient cash in its operating accounts in order to satisfy the working capital needs of the Facility.

     6.2  Acceptance  of Leased Property.Tenant acknowledges that [i] Tenant and
          -------------------------------
its agents have had an opportunity to inspect the Leased Property; [ii] Tenant has found the Leased Property fit for Tenant's use; [iii] Landlord will deliver the Leased Property to Tenant in "as-is" condition; [iv] Landlord is not obligated to make any improvements or repairs to the

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Leased  Property; and [v] the roof, walls, foundation, heating, ventilating, air conditioning, telephone, sewer, electrical, mechanical, elevator, utility, plumbing, and other portions of the Leased Property are in good working order. Tenant waives any claim or action against Landlord with respect to the condition of the Leased Property. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.

     6.3  Conditions  of Use and Occupancy.Tenant agrees that during the Term it
          ---------------------------------
shall use and keep the Leased Property in a careful, safe and proper manner; not commit or suffer waste thereon; not use or occupy the Leased Property for any unlawful purposes; not use or occupy the Leased Property or permit the same to be used or occupied, for any purpose or business deemed extra hazardous on account of fire or otherwise; keep the Leased Property in such repair and condition as may be required by the Board of Health, or other city, state or federal authorities, free of all cost to Landlord; not permit any acts to be done which will cause the cancellation, invalidation, or suspension of any insurance policy; and permit Landlord and its agents to enter upon the Leased Property at all reasonable times to examine the condition thereof.

ARTICLE  7:  MAINTENANCE  AND  MECHANICS'  LIENS

     7.1  Maintenance.Tenant  shall  maintain,  repair,  and  replace the Leased
          ------------
Property, including, without limitation, all structural and non structural repairs and replacements to the roof, foundations, exterior walls, HV AC systems, equipment, parking areas, sidewalks, water, sewer and gas connections, pipes and mains. Tenant shall pay, as Additional Rent, the full cost of maintenance, repairs, and replacements. Tenant shall maintain all drives, sidewalks, parking areas, and lawns on or about the Leased Property in a clean and orderly condition, free of accumulations of dirt, rubbish, snow and ice. Tenant shall at all times maintain, operate and otherwise manage the Leased Property on a basis and in a manner consistent with the standards currently maintained by Tenant at the Leased Property. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work or the property to be repaired shall be replaced. Tenant will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any parts thereof for the Facility Uses. Tenant shall permit Landlord to inspect the Leased Property at all reasonable times and on reasonable advance notice, and if Landlord has a reasonable basis to believe that there are maintenance problem areas and gives Tenant written notice thereof setting forth its concerns in reasonable detail, Tenant shall deliver to Landlord a plan of correction within 10 Business Days after receipt of the notice. Tenant shall diligently pursue correction of all problem areas within 60 days after receipt of the notice or such longer period as may be necessary for reasons beyond its reasonable control such as shortage of materials or delays in securing necessary permits, but not caused by lack of diligence by Tenant, and, upon expiration of the 60-day period, shall deliver evidence of completion to Landlord or an interim report evidencing Tenant's diligent progress towards completion and, at the end of the next 60-day period, evidence of satisfactory completion. Upon completion, Landlord shall have the right to re-inspect the Facility. At each inspection of the Leased Property by Landlord, the Facility

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
/"'"


employee in charge of maintenance shall be available to tour the Facility with Landlord and answer questions.

     7.2  Required  Alterations.Tenant shall, at Tenant's sole cost and expense,
          ----------------------
make any additions, changes, improvements or alterations to the Leased Property, including structural alterations, which may be required by any governmental authorities, including those required to maintain licensure or certification under the Medicare and Medicaid programs (if so certified), whether such changes are required by Tenant's use, changes in the law, ordinances, or governmental regulations, defects existing as of the date of this Lease, or any other cause whatsoever. All such additions, changes, improvements or alterations shall be deemed to be Permitted Alterations and shall comply with all laws requiring such
alterations  and  with  the  provisions  of   16.4.

     7.3  Mechanic's  Liens.Tenant shall have no authority to permit or create a
          ------------------
lien against Landlord's interest in the Leased Property, and Tenant shall post notices or file such documents as may be required to protect Landlord's interest in the Leased Property against liens. Tenant hereby agrees to defend, indemnify, and hold Landlord harmless from and against any mechanic's liens against the Leased Property by reason of work, labor, services or materials supplied or claimed to have been supplied on or to the Leased Property. Subject to Tenant's right to contest the same in accordance with the terms of this Lease, Tenant shall remove, bond-off, or otherwise obtain the release of any mechanic's lien filed against the Leased Property within 10 days after notice of the filing thereof. Tenant shall pay all expenses in connection therewith, including, without limitation, damages, interest, court costs and reasonable attorneys' fees.

     7.4  Replacements of Fixtures and Landlord's Personal Property.Tenant shall
          ----------------------------------------------------------
not remove Fixtures and Landlord's Personal Property from the Leased Property except to replace the Fixtures and Landlord's Personal Property with other similar items of equal quality and value. Items being replaced by Tenant may be removed and shall become the property of
Tenant and items replacing the same shall be and remain the property of Landlord. Tenant shall execute, upon written request from Landlord, any and all documents necessary to evidence Landlord's ownership of Landlord's Personal Property and replacements therefor. Tenant may finance replacements for the Fixtures and Landlord's Personal Property by equipment lease or by a security agreement and financing statement if, with respect to any financing of critical care equipment and with respect to any other Personal Property having a value per Facility in excess of$250,000.00, [i] Landlord has consented to the terms and conditions of the equipment lease or security agreement; and [ii] the equipment lessor or lender has entered into a nondisturbance agreement with Landlord upon terms and conditions reasonably acceptable to Landlord, including, without limitation, the following: [a] Landlord shall have the right (but not the obligation) to assume such security agreement or equipment lease upon the occurrence of an Event of Default under this Lease; [b] the equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [c] Landlord shall have the right to assign its rights under the equipment lease, security agreement, or nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement, and nondisturbance agreement, including, without limitation, reasonable attorneys' fees and costs.

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
ARTICLE  8:  DEFAULTS  AND  REMEDIES

     8.1  Events  of  Default.The  occurrence of anyone or more of the following
          --------------------
shall be an event of default ("Event of Default") hereunder without any advance notice to Tenant unless specified herein:

     (a) Tenant fails to pay in full any installment of Base Rent, any Additional Rent or any other monetary obligation payable by Tenant under this Lease within 10 days after such payment is due.

     (b) Tenant fails to comply with any covenant set forth in Article 14, 15.6.2, 15.7 or 15.8 of this Lease.

     (c) Tenant fails to observe and perform any other covenant, condition or agreement under this Lease to be performed by Tenant and [i] such failure continues for a period of 30 days after written notice thereof is given to Tenant by Landlord; or [ii] if, by reason of the nature of such default it cannot be remedied within 30 days, Tenant fails to proceed with diligence reasonably satisfactory to Landlord after receipt of the notice to cure the default or, in any event, fails to cure such default within 60 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Event of Default otherwise specifically described in any other subsection of 8.1.

     (d) Tenant abandons or vacates (except during a period of repair or reconstruction after damage, destruction or a Taking) any Facility Property or any material part thereof, ceases to operate any Facility, ceases to do business or ceases to exist for any reason for anyone or more days.

     (e) [i] The filing by Tenant of a petition under the Bankruptcy Code or the commencement of a bankruptcy or similar proceeding by Tenant; [ii] the failure by Tenant within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against such party, or to lift or stay any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operation at the Leased Property; [iii] the entry of an order for relief under the Bankruptcy Code in respect of Tenant; [iv] any assignment by Tenant for the benefit of its creditors; [v] the entry by Tenant into an agreement of composition with its creditors; [vi] the approval by a court of competent jurisdiction of a petition applicable to Tenant in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; [vii] appointment by final order, judgment, or decree of a court of competent jurisdiction of a receiver of the whole or any substantial part of the properties of Tenant (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification).

     (f) [i] Any receiver, administrator, custodian or other person takes possession or control of any of the Leased Property and continues in possession for 60 days; [ii] any writ against any of the Leased Property is not released within 60 days; [iii] any judgment is rendered or proceedings are instituted against the Leased Property or Tenant which adversely affect the Leased Property or any part thereof, which is not dismissed for 60 days (except as

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
otherwise provided in this section); [iv] all or a substantial part of the assets of Tenant are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors; [ v] Tenant is enjoined, restrained, or in any way prevented by court order, or any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent Tenant from conducting all or a substantial part of its business or affairs; or [vi] except as otherwise permitted hereunder, a final notice of lien, levy or assessment is filed of record with respect to all or any part of the Leased Property or any property of Tenant located at the Leased Property and is not dismissed, discharged, or bonded-off within 30 days.

     (g) Any representation or warranty made by Tenant in this Lease or any other document executed in connection with this Lease, any guaranty of or other security for this Lease, or any report, certificate, application, financial statement or other instrument furnished by Tenant pursuant hereto or thereto shall prove to be false, misleading or incorrect in any material respect as of the date made.

     (h) The license for the Facility or any other Government Authorization is canceled, suspended, reduced to provisional or temporary, or otherwise invalidated, or license revocation or decertification proceedings are commenced against Tenant with respect to its operations at the Facility and, in each instance, such action is not stayed pending appeal, or, as a result of the acts or omissions of Ten ant, any reduction of more than 5% occurs in the number of licensed units at the Facility, or an admissions ban is issued for the Facility and remains in effect for a period of more than 45 days.

     8.2 Remedies.Upon the occurrence of an Event of Default under this Lease or
         ---------
any Lease Document, and at any time thereafter until Landlord waives the default in writing or acknowledges cure of the default in writing, at Landlord's option, without declaration, notice of nonperformance, protest, notice of protest, notice of default, notice to quit or any other notice or demand of any kind, Landlord may exercise any and all rights and remedies provided in this Lease or any Lease Document or otherwise provided under law or in equity, including, without limitation, anyone or more of the following remedies:

     (a) Landlord may re-enter and take possession of the Leased Property or any portion thereof without terminating this Lease, and lease such Leased Property for the account of Tenant, holding Tenant liable for all costs of Landlord in reletting such Leased Property and for the difference in the amount received by such reletting and the amounts payable by Tenant under the Lease.

     (b) Landlord may terminate this Lease with respect to all or any portion of the Leased Property by written notice to Tenant, exclude Tenant from possession of such Leased Property and use commercially reasonable efforts to lease such Leased Property to others, holding Tenant liable for the difference in the amounts received from such reletting and the amounts payable by Tenant under this Lease.

     (c) Landlord may re-enter the Leased Property or any portion thereof and have, repossess and enjoy such Leased Property as if this Lease had not been made, and in

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
such event, Tenant and its successors and assigns shall remain liable for any contingent or unliquidated obligations or sums owing at the time of such repossession.

     (d) Landlord may have access to and inspect, examine and make copies of the books and records and any and all accounts, data and income tax and other returns of Tenant insofar as they pertain to the Leased Property subject to Landlord's obligation to maintain the confidentiality of any patient or employee information in accordance with the requirements of applicable State or federal law.
     ( e) Landlord may accelerate all of the unpaid Rent hereunder based on the then current Rent Schedule so that the aggregate Rent for the unexpired term of this Lease becomes immediately due and payable.

     (t) Landlord may take whatever action at law or in equity as may appear necessary or desirable to collect the Rent and other amounts payable under this Lease then due and thereafter to become due, or to enforce performance and observance of any obligations, agreements or covenants of Tenant under this Lease.

     (g) With respect to the Collateral or any portion thereof and Secured Party's security interest therein, Secured Party may exercise all of its rights as secured party under Article 9 of the Uniform Commercial Code. Secured Party may sell the Collateral by public or private sale upon five days notice to Tenant. Tenant agrees that a commercially reasonable manner of disposition of the Collateral shall include, without limitation and at the option of Secured Party, a sale of the Collateral, in whole or in part, concurrently with the sale of the Leased Property.

     (h) Secured Party may obtain control over and collect the Receivables and apply the proceeds of the collections to satisfaction of the obligations of Tenant to Landlord under this Lease unless prohibited by law. Tenant appoints Landlord or its designee as attorney for Tenant with powers [i] to receive, to endorse, to sign and/or to deliver, in Tenant's name or Secured Party's name, any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, and to waive demand, presentment, notice of dishonor, protest, and any other notice with respect to any such instrument; [ii] to sign Tenant's name on any invoice or bill of lading relating to any Receivable, drafts against account debtors, assignments and verifications of Receivables, and notices to account debtors; [iii] to send verifications of Receivables to any account debtor; and [iv] to do all other acts and things necessary to carry out this Lease. Absent gross negligence or willful misconduct of Secured Party, Secured Party shall not be liable for any omissions, commissions, errors of judgment, or mistakes in fact or law made in the exercise of any such powers. At Secured Party's option, Tenant shall [i] provide Secured Party a full accounting of all amounts received on account of Receivables with such frequency and in such form as Secured Party may require, either with or without applying all collections on Receivables in payment of the obligations of Tenant to Landlord under this Lease or [ii] deliver to Secured Party on the day of receipt all such collections in the form received and duly endorsed by Tenant. At Secured Party's request, Tenant shall institute any action or enter into any settlement determined by Secured Party to be necessary to obtain recovery or redress from any account debtor in default of Receivables. Secured Party may give notice of its security interest in the Receivables to any or all account

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
debtors with instructions to make all payments on Receivables directly to Secured Party, thereby terminating Tenant's authority to collect Receivables. After terminating Tenant's authority to enforce or collect Receivables, Secured Party shall have the right to take possession of any or all Receivables and records thereof and is hereby authorized to do so, and only Secured Party shall have the right to collect and enforce the Receivables. Prior to the occurrence and during the continuance of an Event of Default, at Tenant's cost and expense, but on behalf of Secured Party and for Secured Party's account, Tenant shall collect or otherwise enforce all amounts unpaid on Receivables and hold all such collections in trust for Secured Party, but Tenant may commingle such collections with Tenant's own funds, until Tenant's authority to do so has been terminated, which may be done only after an Event of Default. Notwithstanding any other provision hereof, Secured Party does not assume any of Tenant's obligations under any Receivable, and Secured Party shall not be responsible in any way for the performance of any of the terms and conditions thereof by Tenant.

     (i) Without waiving any prior or subsequent Event of Default, Landlord may waive any Event of Default or, with or without waiving any Event of Default, remedy any default.

     (j) Landlord may enter and take possession of the Land or any portion thereof and anyone or more Facilities without terminating this Lease and complete construction and renovation of the Improvements (or any part thereof) and perform the obligations of Tenant under the Lease Documents. Without limiting the generality of the foregoing and for the purposes aforesaid, Tenant hereby appoints Landlord its lawful attorney-in-fact with full power to do any of the following: [i] complete construction, renovation and equipping of the Improvements in the name of Tenant; [ii] use funds that may be reserved, escrowed, or set aside for any purposes hereunder at any time to complete the Improvements; [iii] make changes in the plans and specifications that shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the plans and specifications; [iv] retain or employ new general contractors, subcontractors, architects, engineers, and inspectors as shall be required for said purposes; [v] pay, settle, or compromise all existing bills and claims, which may be liens or security interests, or to avoid such bills and claims becoming liens against the Facility or security interest against fixtures or equipment, or as may be necessary or desirable for the completion of the construction and equipping of the Improvements or for the clearance of title; [vi] execute all applications and certificates, in the name of Tenant, that may be required in connection with any construction; [vii] do any and every act that Tenant might do in its own behalf, to prosecute and defend all actions or proceedings in connection with the Improvements; and [viii] execute, deliver and file all applications and other documents and take any and all actions necessary to transfer the operations of the Facility to Secured Party or Secured Party's designee. This power of attorney is a power coupled with an interest and cannot be revoked.

     (k) Landlord may apply, with or without notice to Tenant, for the appointment of a receiver ("Receiver") for Tenant's business at the Leased Property or for the Leased Property; provided, however, in the case of an Event of Default at time when this Master Lease covers more than one Facility, which Event of Default relates to less than all of the Leased Property, such Receiver's power and authority shall be limited to the affected Facility. Unless prohibited by law, such appointment may be made either before or after termination of Tenant's possession of the Leased Property, without notice, without regard to the solvency or insolvency

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
of Tenant at the time of application for such Receiver and without regard to the then value of the Leased Property, and Secured Party may be appointed as Receiver. After the occurrence and during the continuance of an Event of Default, Landlord shall be entitled to appointment of a receiver as a matter of right and without the need to make any showing other than the existence of an Event of Default. The Receiver shall have the power to collect the rents, income, profits and Receivables of the Leased Property during the pendency of the receivership and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Leased Property during the whole of said proceeding. All sums of money received by the Receiver from such rents and income, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement thereof, shall be applied to the payment of the Rent or any other monetary obligation of Tenant under this Lease, including, without limitation, any losses or damages incurred by Landlord under this Lease. Tenant, if requested to do so, will consent to the appointment of any such Receiver as aforesaid.

     (1) Landlord may terminate any management agreement with respect to any of the Leased Property and shall have the right to retain one or more managers for the Leased Property at the expense of Tenant, such manager(s) to serve for such term and at such compensation as Landlord reasonably determines is necessary under the circumstances.

     8.3  Right  of  Set-OffLandlord may, and is hereby authorized by Tenant, at
          ------------------
any time and from time to time but only after written notice to Tenant setting forth in reasonable detail a description of the proposed action and the basis therefor, to set-off or recoup and apply any and all sums held by Landlord, any indebtedness of Landlord to Tenant, and any claims by Tenant against Landlord, against any obligations of Tenant hereunder and against any claims by Landlord against Tenant, whether or not such obligations or claims of Tenant are matured and whether or not Landlord has exercised any other remedies hereunder. The rights of Landlord under this section are in addition to any other rights and remedies Landlord may have against Tenant.

     8.4  Performance  of Tenant's Covenants.Landlord may perform any obligation
          -----------------------------------
of Tenant which Tenant has failed to perform within five (5) days after Landlord has sent a written notice to Tenant informing it of its specific failure and of the action proposed to be taken by Landlord. Tenant shall reimburse Landlord on demand, as General Additional Rent, for any expenditures reasonably incurred by Landlord in performing Tenant's obligations hereunder.

     8.5     Late  Payment  Charge.     Tenant  acknowledges that any default in
             ----------------------
the
payment of any installment of Rent payable hereunder will result in loss and additional expense to Landlord in servicing any indebtedness of Landlord secured by the Leased Property, handling such delinquent payments, and meeting its other financial obligations, and because such loss and additional expense is extremely difficult and impractical to ascertain, Tenant agrees that in the event any Rent payable to Landlord hereunder is not paid within 10 days after the due date, Tenant shall pay a late charge of 5% of the amount of the overdue payment as a reasonable estimate of such loss and expenses, unless applicable law requires a lesser charge, in which event the maximum rate permitted by such law may be charged by Landlord. The 10-day grace period set forth in this section shall not extend the time for payment of Rent or the period for curing any default or constitute a waiver of such default.

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
     8.6  Attorneys'  Fees.Tenant  shall  pay  all reasonable costs and expenses
          -----------------
incurred by Landlord in enforcing or preserving Landlord's rights under this Lease, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including, without limitation, [i] the fees, expenses, and costs of any litigation, appellate, receivership, administrative, bankruptcy, insolvency or other similar proceeding; [ii] reasonable attorney, paralegal, consulting and witness fees and disbursements; and [iii] the expenses, including, without limitation, lodging, meals, and transportation, of Landlord and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other similar proceedings and attendance at hearings, depositions, and trials in connection therewith. All such reasonable costs, expenses, charges and fees payable by Tenant shall be deemed to be General Additional Rent under this Lease.

     8.7  Escrows and Application of Payments.As security for the performance of
          ------------------------------------
Tenant's obligations under this Lease, Tenant hereby assigns to Landlord all its right, title, and interest in and to all monies escrowed with Landlord under this Lease and all deposits with utility companies, taxing authorities and insurance companies; provided, however, that Landlord shall not exercise its rights hereunder until an Event of Default has occurred. Any payments received by Landlord under any provisions of this Lease during the existence or continuance of an Event of Default shall be applied to the Tenant's obligations under this Lease in the order which Landlord may determine.

     8.8  Remedies  Cumulative.The remedies of Landlord herein are cumulative to
          ---------------------
and not in lieu of any other remedies available to Landlord at law or in equity. The use of any one remedy shall not be taken to exclude or waive the right to use any other remedy.

     8.9  Waivers.Tenant  waives [i] any notice required by statute or other law
          --------
as a condition to bringing an action for possession of, or eviction from, any of the Leased Property, [ii] any right of re-entry or repossession, [iii] any right to a trial by jury in any action or proceeding arising out of or relating to this Lease, [iv] any right of redemption whether pursuant to statute, at law or in equity, [v] all presentments, demands for performance, notices of nonperformance, protest, notices of protest, notices of dishonor, notices to quit and any other notice or demand of any kind (other than those specifically provided for in this Lease, and [vi] all notices of the existence, creation or incurring of any obligation or advance under this Lease before or after this date.

     8.10  Obligations Under the Bankruptcy Code.Upon filing of a petition by or
           --------------------------------------
against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor-in-possession, and any trustee who may be appointed with respect to the assets of or estate in bankruptcy of Tenant, agree to pay monthly in advance on the first day of each month, as reasonable compensation for the use and occupancy of the Leased Property, an amount equal to all Rent due pursuant to this Lease. Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of the assumption and/or assignment of this Lease are the following: [i] the cure of any monetary defaults and reimbursement of pecuniary loss within not more than five Business Days of assumption and/or assignment; [ii] the deposit of an additional amount equal to not less than three months' Base Rent, which amount is agreed to be a necessary and appropriate deposit to adequately assure the future performance under this Lease of the Tenant or its assignee; and [iii] the continued use of the Leased Property for the Facility Uses.

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
Nothing herein shall be construed as an agreement by Landlord to any assignment of this Lease or a waiver of Landlord's right to seek adequate assurance of future performance in addition to that set forth hereinabove in connection with any proposed assumption and/or assignment of this Lease.

     8.11  California Remedies.In addition to the provisions set forth above, in
           --------------------
the event at any time any Facility covered by this Lease is located in the State of California, the following provisions shall apply and shall supersede any provision in violation of the laws of the State of California:

     8.11.1  Remedies.On  the occurrence of an Event of Default, Landlord may at
             ---------
any time thereafter and prior to the cure of such Event of Default, upon giving written notice to Tenant but without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of an Event of Default, do any of the following:
     (a) Landlord may elect to continue the term of this Lease in full force and effect and not terminate Tenant's right to possession of the Leased Property, in which event Landlord shall have the right to enforce any rights and remedies granted by this Lease or by law against Tenant, including, without limitation, the right to collect when due Rent and other sums payable hereunder. Landlord shall not be deemed to have elected to terminate this Lease unless Landlord gives Tenant written notice of such election to terminate. Landlord's acts of maintenance or preservation of the Leased Property or efforts to relet the Leased Property shall not terminate this Lease.

     (b) Landlord may elect immediately upon written notice to Tenant to terminate this Lease at any time prior to Tenant's cure of an Event of Default and in such event Landlord may, at Landlord's option, declare this Lease and Tenant's right to possession of the Leased Property terminated, reenter the Leased Property, remove Tenant's Property therefrom and dispose of it in any manner whatsoever allowed by law at Tenant's expense or store it for Tenant's account and at Tenant's risk and expense (but Landlord shall not be required to effect such removal), eject all persons from the Leased Property and recover damages from Tenant as hereinafter provided. Any such reentry shall be permitted by Tenant without hindrance. Landlord shall not thereby be liable in damages for such reentry or be guilty of trespass, forcible entry or unlawful detainer. If Landlord so terminates this Lease and Tenant's right to possession, such termination shall cancel all Tenant's options, if any, to extend or renew the term of this Lease.

     (c) Landlord may at its sole discretion elect to notify any subtenant (or assignee) of the Leased Property of the existence of an Event of Default by Tenant in writing and thereafter all Rent and other amounts due from any subtenant of the Leased Property shall be paid to Landlord and Landlord shall apply such Rent and other amounts in payment of the amounts due from Tenant under this Lease. The delivery of such notice to any subtenant and the collection of such Rent and other amounts by Landlord shall not terminate this Lease. Upon Tenant's cure of the Event of Default and receipt by Landlord of all Rent and other amounts due from Tenant, Landlord shall notify such subtenant (or assignee) to make payments as provided in its sublease or lease.

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
     8.11.2  Damages.In  the  event  Landlord elects to terminate this Lease and
             --------
Tenant's right to possession in accordance with 8.11.1 (b), or the same are terminated by operation of law due to an Event of Default, Landlord may recover as damages from Tenant the following:

     (a) The worth at the time of award of the unpaid Rent and other sums due hereunder which had been earned at the time of termination of the Lease;

     (b) The worth at the time of award of the amount by which the unpaid Rent and other sums due hereunder which would have been earned after the date of termination of this Lease until the time of award exceeds the amount of such loss of Rent and other sums due that Tenant proves could have been reasonably avoided;

     (c) The worth at the time of the award of the amount by which the unpaid Rent and other sums due hereunder for the balance of the term after the time of award exceeds the amount of the loss of such Rent and other sums that Tenant proves could be reasonably avoided;

     (d) Any other amount, including but not limited to reasonable attorneys' fees and court costs, leasing commissions and all costs and expenses incurred by Landlord in reletting the Leased Property or preparing, altering or remodeling the Leased Property for such reletting. Landlord shall also recover any amount which is necessary to compensate Landlord for all detriment proximately caused by Tenant's act of default or which in the ordinary course of things would be likely to result therefrom; and

     (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The "worth at the time of award" of the amounts referred to in  8.11.2(a) and
(b) above, is computed by allowing interest at the maximum legal rate of interest. The "worth at the time of award" of the amount referred to in 8.11.2( c) above, is computed by discounting such amount at the discount rate of Federal Reserve Bank of San Francisco at the time of award plus 1 %.

ARTICLE  9:  DAMAGE  AND  DESTRUCTION

     9.1  Notice of Casualty.If the Leased Property shall be destroyed, in whole
          -------------------
or in part, or damaged by fire, flood, windstorm or other casualty in excess of $150,000.00 (a "Casualty"), Tenant shall give written notice thereof to Landlord within two Business Days after the occurrence of the Casualty. Within 15 days after the occurrence of the Casualty or as soon thereafter as such information is reasonably available to Tenant, Tenant shall provide the following information to Landlord: [i] the date of the Casualty; [ii] the nature of the Casualty;
[iii] a description of the damage or destruction caused by the Casualty, including the type of Leased Property damaged and the area of the Improvements damaged; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the Leased Property; [ v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Leased Property; [vi] a description of the anticipated property insurance claim, including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date; and [vii] a description of the business

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
interruption claim, including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date. Within five (5) days after request from Landlord, Tenant will provide Landlord with copies of all correspondence to the insurer and any other information reasonably requested by Landlord.

9.2

Substantial  Destruction.

     9.2.1 If any Facility's Improvements are substantially destroyed at any time other than during the final 18 months of the Term, Tenant shall promptly rebuild and restore such Improvements in accordance with 9.4 and Landlord shall make the insurance proceeds available to Tenant for such restoration. The term "substantially destroyed" means any casualty resulting in the loss of use of 50% or more of the licensed units at anyone Facility.

     9.2.2 If any Facility's Improvements are substantially destroyed during the final 18 months of the Term, Landlord may elect to terminate this Lease with respect to the entire Leased Property and retain the insurance proceeds. If Landlord elects to terminate, Landlord shall give notice ("Termination Notice") of its election to terminate this Lease within 30 days after receipt of Tenant's notice of the damage and this Lease shall terminate on the 15th day after delivery of the Termination Notice. If this Lease is so terminated, Tenant shall be liable to Landlord for all Rent and all other obligations accrued under this Lease through the effective date of termination.

     9.3  Partial  Destruction.If  any  Facility's  Improvements  are  not
          ---------------------
substantially  destroyed,  then  Tenant shall comply with the provisions of  9.4
         ---
and Landlord shall make the insurance proceeds available to Tenant for such restoration.

     9.4  Restoration.Subject  to any limitations imposed by law with respect to
          ------------
the rebuilding of the Leased Premises, Tenant shall promptly repair, rebuild, or restore the damaged Leased Property, at Tenant's expense, so as to make the Leased Property at least equal in value to the Leased Property existing immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable. Before beginning such repairs or rebuilding, or letting any contracts in connection with such repairs or rebuilding with respect to any Casualty, Tenant will submit for Landlord's approval, which approval Landlord will not unreasonably withhold or delay, plans and specifications meeting the requirements of 16.2 for such repairs or rebuilding. Promptly after receiving Landlord's approval of the plans and specifications, Tenant will begin such repairs or rebuilding and will prosecute the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond Tenant's reasonable control. Landlord will make available to Tenant the net proceeds of any fire or other casualty insurance paid to Landlord for such repair or rebuilding as the same progresses, after deduction of any costs of collection, including reasonable attorneys' fees. Payments will be made against properly certified vouchers of a competent architect in charge of the work and approved by Landlord. Payments for deposits for the repairing or rebuilding or delivery of materials to the Facility will be made upon Landlord's receipt of evidence satisfactory to Landlord that such payments are required in advance. With respect to any Casualty, prior to commencing the repairing or rebuilding, Tenant shall deliver to Landlord for Landlord's approval a schedule setting forth the estimated monthly draws for such work. Landlord will contribute to such payments out of the insurance proceeds an amount equal

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
to the proportion that the total net amount received by Landlord from insurers bears to the total estimated cost of the rebuilding or repairing, multiplied by the payment by Tenant on account of such work. Landlord may, however, withhold 10% from each payment until the work is completed and proof has been furnished to Landlord that no lien or liability has attached or will attach to the Leased Property or to Landlord in connection with such repairing or rebuilding. Upon the completion of rebuilding and the furnishing of such proof, the balance of the net proceeds of such insurance payable to Tenant on account of such repairing or rebuilding will be paid to Tenant. If required by law as a result of the nature or extent of the damage, Tenant will obtain and deliver to Landlord a temporary or final certificate of occupancy before the damaged Leased Property is reoccupied for any purpose. Tenant shall complete such repairs or rebuilding free and clear of mechanic's or other liens, and in accordance with the building codes and all applicable laws, ordinances, regulations, or orders of any state, municipal, or other public authority affecting the repairs or rebuilding, and also in accordance with all requirements of the insurance rating organization, or similar body. Any remaining proceeds of insurance after such restoration will be Tenant's property.

     9.5  Insufficient  Proceeds.If the proceeds of any insurance settlement are
          -----------------------
not sufficient to pay the costs of Tenant's repair, rebuilding or restoration under 9.4 in full, Tenant shall deposit with Landlord at Landlord's option, and within 10 days of Landlord's request, an amount sufficient in Landlord's reasonable judgment to complete such repair, rebuilding or restoration or shall provide Landlord with evidence reasonably satisfactory to Landlord that Tenant has available the funds needed to complete such repair, rebuilding or restoration. Tenant shall not, by reason of the deposit or payment, be entitled to any reimbursement from Landlord or diminution in or postponement of the payment of the Rent.

     9.6  Not Trust Funds.Notwithstanding anything herein or at law or equity to
          ----------------
the contrary, none of the insurance proceeds paid to Landlord as herein provided shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 9. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Leased
Property from any casualty whatsoever, whether or not insurable or insured against.

     9.7  Landlord's  Inspection.During  the  progress  of  such  repairs  or
          -----------------------
rebuilding,  Landlord  and  its architects and engineers may, from time to time,
         -
inspect the Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such repairs or rebuilding. Tenant will keep all plans, shop drawings, and specifications at the building, and Landlord and its architects and engineers may examine them at all reasonable times and on reasonable notice. If, during such repairs or rebuilding,
Landlord and its architects and engineers determine that the repairs or rebuilding are not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such repairs or rebuilding do not accord with the approved plans and specifications. Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other respect. Tenant's obligations to supply insurance, according to Article 4, will be applicable to any repairs or rebuilding under this section.

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     9.8  Landlord's  Costs.Tenant  shall,  within  30  days after receipt of an
          ------------------
invoice from Landlord, pay the costs, expenses, and fees of any architect or engineer employed by Landlord to review any plans and specifications and to supervise and approve any construction, or for any services rendered by such architect or engineer to Landlord as contemplated by any of the provisions of this Lease, or for any services performed by Landlord's attorneys in connection therewith.

     9.9 No Rent Abatement.Rent will not abate pending the repairs or rebuilding
         ------------------
of  the  Leased  Property.

ARTICLE  10:  CONDEMNATION

     10.1  Total  Taking.If,  by  exercise  of the right of eminent domain or by
           --------------
conveyance made in response to the threat of the exercise of such right ("Taking"), any entire Facility Property is taken, or so much of any Facility Property is taken that the number of licensed units at the Facility Property is reduced by more than 25% as a result of such Taking, then this Lease will end with respect to such Facility Property only on the earlier of the vesting of title to the Facility Property in the condemning authority or the taking of possession of the Facility Property by the condemning authority. Upon such termination, the Base Rent shall be reduced to eliminate the rent allocated by the terms of this Lease to the affected Facility unless there is only one Facility Property subject to this Lease at the time of the Taking, in which case the Lease will terminate. All damages awarded for such Taking under the power of eminent domain shall be the property of Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or the fee of the Facility Property; provided, however, nothing herein shall preclude Tenant from pursuing a separate award for the Taking of its Tenant's Property (as defined below) or for relocation costs or expenses.

     10.2  Partial  Taking.If,  after a Taking, so much of the Facility Property
           ----------------
remains that the Facility Property can be used for substantially the same purposes for which it was used immediately before the Taking, then [i] this Lease will end as to the part taken on the earlier of the vesting of title to such Leased Property in the condemning authority or the taking of possession of such Leased Property by the condemning authority and the Rent will be adjusted accordingly taking into account, among other factors, the number of units affected by such Taking; [ii] at its cost, Tenant shall restore so much of the Facility Property as remains to a sound architectural unit substantially suitable for the purposes for which it was used immediately before the Taking, using good workmanship and new, first-class materials; [iii] upon completion of the restoration, Landlord will pay Tenant the lesser of the net award made to Landlord on the account of the Taking (after deducting from the total award, reasonable attorneys', appraisers', and other fees and costs incurred in connection with the obtaining of the award and amounts paid to the holders of mortgages secured by the Facility Property), or Tenant's actual out-of-pocket costs of restoring the Facility Property; and [iv] Landlord shall be entitled to the balance of the net award except to the extent specifically allocated to the value of Tenant's Property or any relocation costs or expenses incurred by Tenant as a result of such Partial Taking. The restoration shall be completed in accordance with 9.4, 9.5, 9.7,
9.8 and 9.9 with such provisions deemed to apply to condemnation instead of casualty.

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     10.3 Condemnation Proceeds Not Trust Funds.Notwithstanding anything in this
          --------------------------------------
Lease or at law or equity to the contrary, none of the condemnation award paid to Landlord shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 10. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value, of the Leased Property from any Condemnation.

ARTICLE  11:  TENANT'S  PROPERTY

     11.1  Tenant's  Property.Tenant shall have the right to install, place, and
           -------------------
use on the Leased Property such fixtures, furniture, equipment, inventory and other personal property in addition to Landlord's Personal Property as may be required or as Tenant may, from time to time, deem necessary or useful to operate the Leased Property for its permitted purposes. All fixtures, furniture, equipment, inventory, and other personal property installed, placed, or used on the Leased Property which is owned by Tenant or leased by Tenant from third parties is hereinafter referred to as "Tenant's Property".

     11.2 Requirements for Tenant's Property.Tenant shall comply with all of the
          -----------------------------------
following  requirements  in  connection  with  Tenant's  Property:

     (a) Tenant shall, at Tenant's sole cost and expense, maintain, repair, and replace Tenant's Property.

     (b) Tenant shall, at Tenant's sole cost and expense, keep Tenant's Property insured against loss or damage by fire, vandalism and malicious mischief, sprinkler leakage, earthquake, and other physical loss perils commonly covered by fire and extended coverage, boiler and machinery, and difference in conditions insurance in an amount not less than 90% of the then full replacement cost thereof. Tenant shall use the proceeds from any such policy for the repair and replacement of Tenant's Property. The insurance shall meet the requirements of 4.3.

(c)

Tenant  shall  pay  all  taxes  applicable  to  Tenant's  Property.

     (d) If Tenant's Property is damaged or destroyed by fire or any other cause, Tenant shall have the right, but not the obligation, to repair or replace Tenant's Property (unless the same is required for the operation of the Leased Property in compliance with applicable Legal Requirements, in which case Tenant shall be required to promptly repair or replace the same) unless Landlord elects to terminate this Lease pursuant to 9.2.2.

     ( e) Unless an Event of Default or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default has occurred, Tenant may remove Tenant's Property from the Leased Property from time to time provided that [i] the items removed are not required to operate the Leased Property for the Facility Uses (unless such items are being replaced by Tenant); and [ii] Tenant repairs any damage to the Leased Property resulting from the removal of Ten ant's Property.

     (f) Tenant shall not, without the prior written consent of Landlord or as otherwise provided in this Lease, remove any Tenant's Property or Leased Property. Tenant shall, at Landlord's option, remove Tenant's Property upon the termination or expiration of this

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Lease  and  shall  repair  any  damage to the Leased Property resulting from the removal of Tenant's Property. If Tenant fails to remove Tenant's Property within 30 days after request by Landlord, then Tenant shall be deemed to have abandoned Tenant's Property, Tenant's Property shall become the property of Landlord, and Landlord may remove, store and dispose of Tenant's Property. In such event, Tenant shall have no claim or right against Landlord for such property or the value thereof regardless of the disposition thereof by Landlord. Tenant shall pay Landlord, upon demand, all expenses incurred by Landlord in removing, storing, and disposing of Tenant's Property and repairing any damage caused by such removal. Tenant's obligations hereunder shall survive the termination or expiration of this Lease.

     (g) Tenant shall perform its obligations under any equipment lease or security agreement for Tenant's Property. For equipment loans or leases for critical care equipment and for all other equipment having an original cost in excess of $250,000.00 per Facility, Tenant shall cause such equipment lessor or lender to enter into a nondisturbance agreement with Landlord upon terms and conditions acceptable to Landlord, including, without limitation, the following:
[i] Landlord shall have the right (but not the obligation) to assume such equipment lease or security agreement upon the occurrence of an Event of Default by Tenant hereunder; [ii] such equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [iii] Landlord shall have the right to assign its interest in the equipment lease or security agreement and nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement and nondisturbance agreement, including, without limitation, reasonable attorneys' fees and costs.

ARTICLE  12:  RENEWAL  OPTIONS

     Tenant acknowledges and agrees that Tenant shall have no right to renew this Lease beyond the Term.

ARTICLE  13:  RIGHT  OF  FIRST  OPPORTUNITY

     13.1     Right  of  First  Opportunity.In  the event at any time during the
              ------------------------------
Term  either
[i] Landlord elects to seek a purchaser of the Leased Property (the "Right of First Opportunity Event") or [ii] Landlord receives a bona fide offer from a third party (the "Offer") setting forth the terms and conditions upon which it proposes to purchase the Leased Property which it is interested in accepting, but in no event shall Landlord be obligated to accept (the "Right of First Refusal Event"), the following provisions shall apply:

     (a) In the event of the occurrence of the Right of First Opportunity Event, Landlord shall provide Tenant with written notice of its intent to sell the Leased Property and its proposed terms with respect thereto (the "Opportunity Notice"). Landlord and Tenant shall have a period of 30 days after Tenant's receipt of the Opportunity Notice (the "Protected Period") to negotiate in good faith with respect to the terms and conditions under which such transaction shall occur (the "Opportunity Transaction"). In the event Landlord and Tenant are unable to reach agreement within the Protected Period with respect to the terms of the Opportunity Transaction, then Landlord shall be free to enter into negotiations with respect to the Opportunity

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Transaction  with  any  other person or entity; provided, however, that Landlord shall not be permitted to consummate a transaction with any other person or entity on terms which are less favorable to Landlord than those offered to Tenant during the Protected Period without first offering Tenant the opportunity on written notice setting forth such terms to consummate the Opportunity Transaction on such alternative terms and conditions (the "Modified Opportunity Notice"); provided, however, that Tenant shall be deemed to have waived its right to proceed with such revised Opportunity Transaction in the event it does not advise Landlord of its election to proceed within 5 days after its receipt of the Modified Opportunity Notice.
     (b) In the event of the occurrence of a Right of First Refusal Event, Landlord shall provide Tenant with a true and correct copy of the Offer (the "Right of First Refusal Notice"). Tenant shall have 10 days from its receipt of the Right of First Refusal Notice to advise Landlord in writing whether it is prepared to purchase the Leased Property on the same terms and conditions as set forth in the Offer. Tenant's failure to so advise Landlord within such 10 day period shall be deemed to be a determination by Tenant not to exercise the right of first refusal provided for herein, at which time Landlord shall be free to consummate the transaction which was the subject of the Offer; provided, however, that Landlord shall not be permitted to modify the terms specified in the Offer in an manner more favorable to the third party than those reflected in the original Offer (the
"Modified Offer") without first again offering Tenant the opportunity to consummate a transaction on the terms set forth in the Modified Offer; provided, however, that Tenant shall be deemed to have waived its right to proceed with such a transaction in the event it does not advise Landlord of its election to proceed within 5 days after its receipt of the Modified Offer.

     (c) In the event Landlord does not consummate a transaction on the terms provided for in the Offer or the Modified Offer, as applicable, within 120 days after the date thereof, Landlord shall not be permitted to sell the Leased Property to the Offeror or to any other party, whether on the terms set forth in the Offer or the Modified Offer, as applicable, or pursuant to a new Offer without again first offering Tenant an option to consummate a transaction on the terms specified in the Offer, the Modified Offer or any new Offer, as applicable; provided, however, that Tenant shall be deemed to have waived its rights hereunder in the event it does not advise Landlord of its election to proceed within 5 days after its receipt of another copy of the Offer or of the Modified Offer or the new Offer, as applicable.
     (d) In the event Tenant exercises its right of first refusal or right of first opportunity provided for herein, Tenant and Landlord shall have a period of 30 days in which to enter into one or more written agreements outlining the terms and conditions, in addition to those set forth in the Offer or Modified
Offer, if applicable, on which the sale will occur (the "Transaction Documents"). In the event Landlord and Tenant fail to execute the Transaction Documents within said 10 day period, then Tenant shall be deemed to have forfeited its rights hereunder with respect to such transaction; provided, however, that Landlord shall not be permitted to sell the Leased Property to any other person or entity on terms which are less favorable to Landlord than those offered to Tenant during the Protected Period or beyond the expiration of the 120 day period provided for in clause (c), without first complying with the terms of this 13.1 unless Landlord and Tenant failed to execute the Transaction Documents as a result of Tenant's bad faith in the negotiation of the terms of such Transaction Documents, in

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
which case Landlord shall be permitted to sell the Leased Property to any other person or entity regardless of the terms of such transaction.

     (e) Any sale of the Leased Property by Landlord pursuant to this 13, other than to Tenant, shall be subject to the rights of Ten ant under this Lease,
including,  but  not  limited  to,  its  rights  under  this   13.

     (f) Any closing pursuant to, and the consequences to Tenant of failing to close after exercising its rights under 13.1, shall be in accordance with the terms set forth in the Offer or Modified Offer and in the Transaction Documents executed pursuant to the terms of this Article 13.

ARTICLE  14:  NEGATIVE  COVENANTS

     Until the obligations of Tenant under this Lease shall have been performed in full, Tenant covenants and agrees that Tenant shall not do any of the following without the prior written consent of Landlord:

     14.1 No Debt.Tenant shall not create, incur, assume, or permit to exist any
          --------
indebtedness with respect to the Leased Property other than [i] trade debt incurred in the ordinary course of business; [ii] indebtedness for Facility working capital purposes; and [iii] indebtedness that is secured by any Permitted Lien.

     14.2  No Liens.Tenant shall not create, incur, or permit to exist any lien,
           ---------
charge, encumbrance, easement or restriction upon the Leased Property, except for Permitted Liens.

     14.3  No  Guaranties.Tenant  shall  not create, incur, assume, or permit to
           ---------------
exist any guarantee of any loan or other indebtedness with respect to the operation of the Leased Properties except for the endorsement of negotiable instruments for collection in the ordinary course of business.

     14.4  No Transfer.Tenant shall not sell, lease, sublease, mortgage, convey,
           ------------
assign or otherwise transfer any legal or equitable interest in the Leased Property or any part thereof, except for transfers made in connection with any Permitted Lien or leases to the residents of the Leased Property or commercial leases with respect to a portion of the Leased Property comprising in the aggregate less than 2,500 square feet provided such commercial leases shall be for services that are an integral part of the Facility.

     14.5  No  Dissolution.Tenant  shall  not  dissolve,  liquidate,  merge,
           ----------------
consolidate or terminate its existence or sell, other than in a sale-leaseback or sale/manage back transaction, assign, lease, or otherwise transfer (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) unless, in the case of a merger or consolidation by Tenant, the surviving entity in such merger has a net worth immediately after the merger or consolidation at least equal to that of the Tenant immediately prior thereto.

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     14.6     Subordination of Certain Payments.After the occurrence of an Event
              ----------------------------------
of
Default and until such Event of Default is cured or waived in writing, Tenant shall not make any payments or distributions (including, without limitation, salary, bonuses, fees, principal, interest, dividends, liquidating distributions, management fees, cash flow distributions or lease payments but specifically excluding salary paid to employees of the Facilities or employees of Tenant in the ordinary course of business) to any wholly or majority owned subsidiary or sister corporation or to any person or entity which controls such subsidiary or sister corporation; provided, however, nothing herein shall be construed as prohibiting any payments due to Landlord or Landlord's Affiliates, whether under the terms of this Lease or under any other contract or agreement between such parties, all of which shall be permitted despite the fact that Landlord and its Affiliates are Affiliates of Ten ant.

     14.7  Change  of  Location  or  Name.Tenant  shall  not,  without providing
           -------------------------------
Landlord with 30 days prior notice thereof, change any of the following: [i] the location of the principal place of business or chief executive office of Tenant or any office where any of Tenant's books and records are maintained; [ii] the name under which Tenant conducts any of its business or operations; or [iii] reorganize or otherwise change its Organization State.

ARTICLE  15:  AFFIRMATIVE  COVENANTS

     15.1  Perform  Obligations.Tenant shall each perform all of its obligations
           ---------------------
under this Lease, the Government Authorizations, the Permitted Exceptions, and all Legal Requirements.

     15.2  Proceedings  to Enjoin or Prevent Construction.If any proceedings are
           -----------------------------------------------
filed seeking to enjoin or otherwise prevent or declare invalid or unlawful Tenant's construction, occupancy, maintenance, or operation of the Facility or any portion thereof, Tenant will cause such proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom, and will, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its best commercially reasonable efforts to bring about a favorable and speedy disposition of all such proceedings and any other proceedings.

15.3

Documents  and  Information.

     15.3.1  Furnish  Documents.Tenant shall periodically during the term of the
             -------------------
Lease deliver to Landlord the Annual Financial Statements, Periodic Financial Statements, Annual Facility Budget and Annual Company Budget within the time periods specified on Exhibit E.

     15.3.2  Lender  Required  Documents.To  the  extent not included in Section
             ----------------------------
15.3.1. Tenant shall provide the following financial and operational information to Landlord and/or Lender, as set forth below, throughout the term of the Lease:

     (a) Within one hundred twenty (120) days after the end of each fiscal year of
Tenant, either (i) audited financial statements of the Tenant, which statements shall be prepared in accordance with GAAP (with the exception of the method of accounting for resident move in fees) and shall include a balance sheet and a statement of income and expenses for the year then

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
ended, and shall be certified as true and correct in all material respects by a financial officer of the Tenant or (ii) for so long as Tenant's stock is traded on a national stock exchange, Tenant's 10K filing with the Securities and Exchange Commission.

     (b) Within forty-five (45) days after the end of each fiscal quarter of Landlord, either (i) unaudited quarterly financial statements of the operations of the Facility, which statements shall be prepared in accordance with GAAP (with the exception of the method of accounting for resident move in fees) and shall include a balance sheet and statement of income and expenses for the quarter then ended, certified by a financial officer of the Tenant as true and correct or (ii) for so long as Tenant's stock is traded on a national stock exchange, Tenant's lOQ filing with the Securities and Exchange Commission.

     (c) Within forty-five (45) days of the end of each calendar quarter, a statement of the number of unit days available and the actual resident days incurred for the quarter, together with quarterly census information of the Facility as of the end of such quarter in sufficient detail to show resident-mix (i.e., private, Medicare, Medicaid, and V.A.) on a daily average basis for such year through the end of such quarter, certified by a financial officer of Tenant to be true and correct, which such statements of the Facility shall be accompanied by the Quarterly Financial Statements and Census Data attached hereto as Exhibit "F".

     (d) Upon request by Landlord, as soon as available, but in no event more than thirty (30) days after the filing deadline, as may be extended from time to time, copies of all federal, state and local tax returns of Tenant, together with all supportive documentation and schedules.

     (e) Within ten (10) days following filing, all Medicaid cost reports and any amendments thereto filed with respect to the Facility and all responses, audit reports, or inquiries with respect to such cost reports.

     (f) Within ten (10) days following receipt, a copy of the "Medicaid Rate Calculation Worksheet" (or the equivalent thereof) issued by the appropriate Medicaid agency for the Facility.

     (g) Within ten (10) days of receipt, a statement of the number of resident days for the Facility for which the Facility has received the Medicare default rate for any applicable period. For purposes herein, "default rate" shall have the meaning ascribed to it in that certain Medicare rate notification letter prepared in connection with any review or survey of the Facility.
Upon request by Landlord, evidence of payment by Tenant of any applicable provider bed taxes or similar taxes, which taxes Tenant agrees to pay.

     (h) If requested by Landlord or Lender and to the extent available, within twenty (20) days of Landlord's request, an aged accounts receivable report prepared by Tenant of the Facility in sufficient detail to show amounts due from each class of resident-mix, if applicable (i.e., private, Medicare, Medicaid and V.A.) by the account age classifications of 30 days, 60 days, 90 days, 120 days, and over 120 days.

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
     (i) At the time of furnishing the quarterly operating statements required under this Section 15.3.1, Tenant shall furnish to Landlord such information as may be required for Landlord to complete the compliance certificate in the form attached hereto as Exhibit G.

     (j) Within twenty (20) days of receipt a copy of any Medicaid, or other licensing agency surveyor report and any statement of deficiencies and/or any other report indicating that any action is pending or being considered to downgrade the Facility to a substandard category, and within the time period required by the particular agency for furnishing a plan of correction also furnish or cause to be furnished a copy of the plan of correction generated from such surveyor report for the Facility, and correct or cause to be corrected any deficiency, the curing of which is a condition of continued licensure or for full participation in Medicaid or any other reimbursement program pursuant to any third party reimbursement contract for existing residents or for new residents to be admitted with Medicaid coverage, by the date required for cure by such agency (plus extensions granted by such agency).

     15.3.2  Furnish  Information.Tenant shall [i] promptly supply Landlord with
             ---------------------
such information concerning its financial condition, affairs and property, as Landlord may reasonably request from time to time hereafter; [ii] promptly notify Landlord in writing of any condition or event that constitutes a breach or event of default of any term, condition, warranty, representation, or provisions of this Lease or any other agreement, and of any material adverse change in its financial condition; [iii] maintain a standard and modern system of accounting;
[iv] permit Landlord or any of its agent or representatives to have access to and to examine all of its books and records regarding the financial condition of the Facility at any time or times hereafter during business hours and after reasonable oral or written notice; and [v] permit Landlord to copy and make abstracts from any and all of said books and records subject to any limitations imposed by State or federal law with respect to the confidentiality of patient and employee records.

     15.3.3  Further  Assurances  and  Information.Tenant  shall,  on request of
             --------------------------------------
Landlord from time to time, execute, deliver, and furnish documents as may be necessary to fully consummate the transactions contemplated under this Lease. Within 15 days after a request from Landlord, Tenant shall provide to Landlord such additional information regarding Tenant,
Tenant's financial condition or the Facility as Landlord, or any existing or proposed creditor of Landlord, or any auditor or underwriter of Landlord, may reasonably require from time to time.

     15.3.4  Material  Communications.Tenant  shall transmit to Landlord, within
             -------------------------
five days after receipt thereof, any material communication affecting a Facility, this Lease, the Legal Requirements or the Government Authorizations, and Tenant will promptly respond to Landlord's inquiry with respect to such information. Tenant shall notify Landlord in writing within five days after Tenant has knowledge of any potential, threatened or existing litigation or proceeding against, or investigation of, Tenant or the Facility that would reasonably be expected to adversely affect the right to operate the Facility or Landlord's title to the Facility or Tenant's interest therein.

     15.3.5  Requirements  for  Financial  Statements.Tenant  shall  meet  the
             -----------------------------------------
following requirements in connection with the preparation of the financial statements: [i] all audited financial statements shall be prepared in accordance with general accepted accounting principles

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
consistently applied except with respect to the method of accounting for resident move in fees; [ii] all unaudited financial statements shall be prepared in a manner substantially consistent with prior audited and unaudited financial statements submitted to Landlord; [iii] all financial statements shall fairly present the financial condition and performance for the relevant period in all material respects; [iv] the audited financial statements shall include all notes to the financial statements and a complete schedule of contingent liabilities and transactions with Affiliates; and [v] the audited financial statements shall contain an unqualified opinion.

     15.4  Compliance  With Laws.Tenant shall comply with all Legal Requirements
           ----------------------
and keep all Government Authorizations in full force and effect. Subject to Tenant's right to contest the same in accordance with the terms of this Lease, Tenant shall pay when due all taxes and governmental charges of every kind and nature that are assessed or imposed upon Tenant at any time during the term of the Lease, including, without limitation, all income, franchise, capital stock, property, sales and use, business, intangible, employee withholding, and all taxes and charges relating to Tenant's business and operations at the Leased Property. Tenant shall be solely responsible for compliance with all Legal Requirements, including the ADA, and Landlord shall have no responsibility for such compliance.

15.5

Existence.Tenant  shall  maintain  its  existence  throughout  the  term of this
----------

Lease.

15.6

Facility  Licensure  and  Certification.
----------------------------------------

     15.6.1. Tenant shall [i] give written notice to Landlord within five days after an inspection of the Facility with respect to health care licensure or certification has occurred; and [ii] deliver to Landlord copies of each of the reports, notices, correspondence and all other items and documents delivered to Tenant by the applicable Governmental Authority as part of such inspection process within five days after receipt thereof

     15.6.2 If Tenant receives a Facility surveyor inspection report with material deficiencies which threatens a loss of licensure or, if applicable, certification of the Facility or the imposition of a ban on admissions to the Facility (collectively "Material Regulatory Deficiencies") or notice of failure to comply with a previously submitted plan of correction related to a survey with Material Regulatory Deficiencies, Tenant shall cure all of the Material Regulatory Deficiencies and implement all corrective actions with respect thereto by the date required by the regulatory authority and shall deliver evidence of same to Landlord.

     15.7     Transfer  of License and Facility Operations.     If this Lease is
              ---------------------------------------------
terminated
due to expiration of the Term, pursuant to an Event of Default or for any reason other than Tenant's purchase of the Leased Property, or if Tenant vacates the Leased Property (or any part thereof) without termination of this Lease (other than during periods of repair or reconstruction after damage, destruction or a Taking, the following provisions shall be immediately effective:

     15.7.1  Licensure.Tenant  shall execute, deliver and file all documents and
             ----------
statements requested by Landlord to effect the transfer of the Facility license and Government Authorizations to a replacement operator designated by Landlord ("Replacement Operator"), subject to any required approval of governmental regulatory authorities, and Tenant shall provide

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
to Landlord all information and records required by Landlord in connection with the transfer of the license and Government Authorizations.

     15.7.2  Facility  Operations.In  order  to  facilitate  a  responsible  and
             ---------------------
efficient transfer of the operations of the Facility, Tenant shall, if and to the extent requested by Landlord, [i] assuming Tenant has not already vacated the Leased Property, continue and maintain the operation of the Facility in the ordinary course of business, including using its commercially reasonable efforts to retain the residents at the Facility to the fullest extent practicable and consistent with applicable laws and regulations, until transfer of the Facility operations to the Replacement Operator is completed; [ii] enter into such management agreements, operations transfer agreements and other types of agreements that may be reasonably requested by Landlord or the Replacement Operator; provided, however, in no event shall Tenant be required to permit the Replacement Operator to operate the Leased Property under its licenses unless Tenant receives confirmation that doing so will not violate applicable Legal Requirements and appropriate indemnities from the Replacement Operator in form and substance reasonably acceptable to Tenant; and [iv] provide reasonable access during normal business hours and on reasonable advance notice for Landlord and its agents to show the Facility to potential replacement operators. Tenant consent to the distribution by Landlord to potential replacement operators of Facility financial statements, licensure reports, financial and property due diligence materials and other documents, materials and information relating to the Facility. The provisions of this section do not create or establish any rights in Tenant or any third party and Landlord reserves all rights and remedies relating to termination of this Lease.

     15.8  Operating  Rights.Tenant  acknowledges  and agrees that the rights to
           ------------------
operate the units located at the Facility as set forth on Exhibit A under the law of the Facility State, to relocate such bed operating rights to another location or locations, and to transfer such bed operating rights to third parties, are property of the Landlord and are an integral part of the real and personal property that constitutes the Leased Property. Tenant has only the right to use of such rights during the term of this Lease and subject to its terms and conditions. All operating rights shall automatically revert to Landlord or Landlord's designee upon the expiration or termination of this Lease for any reason whatsoever (other than Tenant's purchase of the Leased Property) without any requirement of a transfer or the payment of additional consideration.

     15.9  Power  of  Attorney.Effective  upon [i] the occurrence and during the
           --------------------
continuance of an Event of Default, or [ii] termination of this Lease for any reason other than Tenant's purchase of the Leased Property, Tenant hereby irrevocably and unconditionally appoints Landlord, or Landlord's authorized officer, agent, employee or designee, as Tenant's true and lawful attorney-in-fact, to act for Tenant in Tenant's name, place, and stead, to execute, deliver and file all applications and any and all other necessary documents and statements to effect the issuance, transfer, reinstatement, renewal and/or extension of the Facility license and all Governmental Authorizations issued to Tenant or applied for by Tenant in connection with Tenant's operation of the Facility, to permit any designee of Landlord or any other transferee to operate the Facility under the Governmental Authorizations, and to do any and all other acts incidental to any of the foregoing but only in the event Tenant fails to take such actions or execute such documents after a request from Landlord. Tenant irrevocably and unconditionally grants to Landlord as its attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Tenant

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
might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to Tenant's purchase of the Leased Property. Landlord shall provide Tenant with copies of any documents filed and/or with a summary of any actions taken pursuant to this power of attorney.

     15.10.  Debt Service Coverage Requirements.For so long as the Facility Debt
             -----------------------------------
is outstanding, the Tenant agrees to cause the Facility to achieve, and agrees to provide evidence to Landlord and Lender of the achievement of, the following debt service coverage requirement:

     (a) As of March 31, 2004, and for each calendar quarter remaining in the term of the Facility Debt, a Debt Service Coverage Ratio of not less than 1.15 to 1.0, and an Actual Debt Service Coverage Ratio of not less than 1.15 to 1.0, for the immediately preceding three (3) month period.

     15.11.  Occupancy.For  so  long  as  the Facility Debt remains outstanding,
             ----------
Tenant will maintain at all times an average (based on the immediately preceding three (3) month period) occupancy rate for the Facility of not less than eighty percent (80%).

     15.12.  Change  of  Use.As  long  as the Facility Debt remains outstanding,
             ----------------
Tenant agrees that it will not alter or change the use of the Facility or enter into any management agreement for the Facility unless Tenant first notifies Landlord and provides Landlord a copy of the proposed management agreement, obtains Landlord's written consent thereto and, if required by the terms of the documents evidencing the Facility Debt, obtains and provides Lender with a subordination agreement in form satisfactory to Landlord from such manager subordinating to all rights of Lender.

     15.13  Notifications  to  Lender.As  long  as  the  Facility  Debt  remains
            --------------------------
outstanding, Tenant agrees that it will, within three (3) business days following receipt, provide Lender with a copy of any and all notices (regardless of the form) from any and all licensing and/or certifying agencies that the Facility's license and/or the Medicare and/or Medicaid certification is being downgraded to a substandard category, revoked, or suspended, or that such action is pending.

     15.14 Notice of Tax Payment to Lender.As long as the Facility Debt remains
           --------------------------------
outstanding, Tenant agrees that it will, upon request by Lender, provide Lender with evidence of payment of any applicable provider bed taxes or similar taxes, which taxes Tenant agrees to pay.

     15.15  Lender  Access to Books and Records.For so long as the Facility Debt
            ------------------------------------
remains outstanding, Tenant will permit persons designated by Lender to inspect any and all of the Leased Property and the books and records of Tenant relating to the Facility and to discuss the affairs of Tenant and the Facility with officers of Tenant as designated by Lender, all at such times as Lender shall reasonably request, provided, however, that such inspections may not unreasonably interfere with the operation of the Facility.

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
ARTICLE  16:  ALTERATIONS,  CAPITAL  IMPROVEMENTS,  AND  SIGNS

     16.1  Prohibition  on  Alterations  and  Improvements.Except  for Permitted
           ------------------------------------------------
Alterations (as hereinafter defined), Tenant shall not make any structural or nonstructural changes, alterations, additions and/or improvements (hereinafter collectively referred to as "Alterations") to the Leased Property.

     16.2  Approval  of  Alterations.If  Tenant desires to perform any Permitted
           --------------------------
Alterations, Tenant shall deliver to Landlord plans, specifications, drawings, and such other information as may be reasonably requested by Landlord (collectively the "Plans and Specifications") showing in reasonable detail the scope and nature of the Alterations that Tenant desires to perform. It is the intent of the parties hereto that the level of detail shall be comparable to that which is referred to in the architectural profession as "design development drawings" as opposed to working or biddable drawings. Landlord agrees not to unreasonably delay its review of the Plans and Specifications. Within 30 days after receipt of an invoice, Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in reviewing and, if required, approving or disapproving the Plans and Specifications, inspecting the Leased Property, and otherwise monitoring compliance with the terms of this Article 16. Tenant shall comply with the requirements of 16.4 in making any Permitted Alterations.

     16.3  Permitted  Alterations.Permitted  Alterations  means  anyone  of  the
           -----------------------
following: [i] Alterations approved by Landlord; [ii] Alterations required under 7.2; [iii] Alterations affecting the structure of the Leased Property and having a total cost of less than $250,000.00 individually or in the aggregate; [iv] repairs, rebuilding and restoration required or undertaken pursuant to 9.4; or [v] non-structural Alterations such as painting, landscaping, wallpapering, installing new floor coverings, etc. without regard to the cost thereof.

     16.4 Requirements for Permitted Alterations.Tenant shall comply with all of
          ---------------------------------------
the  following  requirements  in  connection  with  any  Permitted  Alterations:

     (a) The Permitted Alterations shall be made in accordance with the approved Plans and Specifications.

     (b) The Permitted Alterations and the installation thereof shall comply with all applicable legal requirements and insurance requirements.

     (  c)     The  Permitted  Alterations  shall  be  done  in  a  good  and workmanlike manner, shall not impair the value or the structural integrity of the Leased Property, and shall be free and clear of all mechanic's liens.

     (d) For any Permitted Alterations having a total cost of $ 100,000.00 or more, Tenant shall deliver to Landlord a payment and performance bond, with a surety acceptable to Landlord, in an amount equal to the estimated cost of the Permitted Alterations, guaranteeing the completion of the work free and clear of liens and in accordance with the approved Plans and Specifications, and naming Landlord and any mortgagee of Landlord as joint obligees on such bond.

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
     (e) Tenant shall, at Tenant's expense, obtain a builder's completed value risk policy of insurance insuring against all risks of physical loss, including collapse and transit coverage, in a nonreporting form, covering the total value of the work performed, and equipment, supplies, and materials, and insuring initial occupancy. Landlord and any mortgagee of Landlord shall be additional insureds of such policy. Landlord shall have the right to approve the form and substance of such policy.

     (f) Tenant shall pay the premiums required to increase the amount of the insurance coverages required by Article 4 to reflect the increased value of the Improvements resulting from installation of the Permitted Alterations, and shall deliver to Landlord a certificate evidencing the increase in coverage.

     (g) Tenant shall, not later than 60 days after completion of the Permitted Alterations, deliver to Landlord a revised "as-built" survey of the respective Facility if the Permitted Alterations altered the Land or "footprint" of the Improvements and an "as-built" set of Plans and Specifications for the Permitted Alterations in form and substance satisfactory to Landlord.

     (h) Tenant shall, not later than 30 days after Landlord sends an invoice, reimburse Landlord for any reasonable costs and expenses, including attorneys' fees and architects' and engineers' fees, incurred in connection with reviewing and approving the Permitted Alterations and ensuring Tenant's compliance with the requirements of this section.

     16.5  Ownership  and  Removal  of  Permitted  Alterations.The  Permitted
           ----------------------------------------------------
Alterations shall become a part of the Leased Property, owned by Landlord, and leased to Tenant subject to the terms and conditions of this Lease. Tenant shall not be required or permitted to remove any Permitted Alterations.

     16.6  Minimum  Qualified  Capital Expenditures.During each calendar year of
           -----------------------------------------
the Term, Tenant shall expend at least $300.00 per unit for Qualified Capital Expenditures to the Facilities of which, on average during the Term, no less than $250.00 per unit per calendar year shall be spent on items which are capitalized on the books of Tenant, as compared to on routine repair and maintenance items. At least annually, at the request of Landlord, Landlord and Tenant shall review capital expenditures budgets and agree on modifications, if any, required by changed circumstances and the changed conditions of the Leased Property.

     16.7  Signs.Tenant  may,  at  its  own  expense,  erect  and  maintain
           ------
identification signs at the Leased Property, provided such signs comply with all
          ---
laws, ordinances, and regulations. Upon the termination or expiration of this Lease (other than as a result of the exercise by Tenant of its purchase option), Tenant shall, within 30 days after notice from Landlord, remove the signs and restore the Leased Property to its original condition.

ARTICLE  17:  ASSIGNMENT  AND  SALE  OF  LEASED  PROPERTY

     17.1  Prohibition  on  Assignment  and  Subletting.Tenant acknowledges that
           ---------------------------------------------
Landlord has entered into this Lease in reliance on the personal services and business expertise of Tenant. Tenant may not assign, sublet, mortgage, hypothecate, pledge, grant a right of first refusal or transfer any interest in this Lease, or in the Leased Property, in whole or in part,

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
without the prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. The following transactions will be deemed an assignment or sublease requiring Landlord's prior written consent: [i) an assignment by operation of law; [ii] an imposition (whether or not consensual) of a lien, mortgage, or encumbrance upon Tenant's interest in the Lease; [iii] except as otherwise permitted by 14.4 and 17.3, an arrangement (including, but not limited to, management agreements, concessions, licenses, and easements) which allows the use or occupancy of all or part of the Leased Property by anyone other than Tenant; and [iv] a material change of ownership of Tenant other than changes resulting from the trading of Ten ant's stock on a national stock exchange or from a change in the ownership interest held by Daniel R. Baty or his Affiliates in Tenant. Landlord's consent to any assignment, right of first refusal or sublease will not release Tenant from its payment and performance obligations under this Lease, but rather Tenant and Tenant's assignee or sublessee will be jointly and severally liable for such payment and performance. An assignment, right of first refusal or sublease without the prior written consent of Landlord will be void at Landlord's option. Landlord's consent to one assignment, right of first refusal or sublease will not waive the requirement of its consent to any subsequent assignment or sublease.

     17.2  Requests for Landlord's Consent to Assignment. Sublease or Management
           ---------------------------------------------------------------------
Agreement.If  Tenant  is  required  to  obtain  Landlord's consent to a specific
----------
assignment,  sublease,  or  management agreement, Tenant shall give Landlord [i)
-----
the name and address of the proposed assignee, subtenant or manager; [ii] a copy
--
of the proposed assignment, sublease or management agreement; [iii] reasonably satisfactory information about the nature, business and business history of the proposed assignee, subtenant, or manager and its proposed use of the Leased Property; and [iv] banking, financial, and other credit information, and references about the proposed assignee, subtenant or manager sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee, subtenant or manager. Any assignment, sublease or management agreement shall contain provisions to the effect that [a] such assignment, sublease or management agreement is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Landlord and that the assignee, subtenant or manager shall comply with all applicable provisions of this Lease; [b) such assignment, sublease or management agreement may not be modified without the prior written consent of Landlord not to be unreasonably withheld or delayed; [c) if this Lease shall terminate before the expiration of such assignment, sublease or management agreement, the assignee, subtenant or manager thereunder will, solely at Landlord's option and only upon the express written notice of attornment from Landlord, attorn to Landlord and waive any right the assignee, subtenant or manager may have to terminate the assignment, sublease or management agreement or surrender possession thereunder as a result of the termination of this Lease; and [d) if the assignee, subtenant or manager receives a written notice from Landlord stating that Tenant is in default under this Lease, the assignee, subtenant or manager shall thereafter pay all rentals or payments under the assignment, sublease or management agreement directly to Landlord until such default has been cured. Any attempt or offer by an assignee, subtenant or manager to attorn to Landlord shall not be binding or effective without the express written consent of Landlord. Tenant hereby collaterally assigns to Landlord, as security for the performance of its obligations hereunder, all of Ten ant's right, title, and interest in and to any assignment, sublease or management agreement now or hereafter existing for all or part of the Leased Property. Tenant shall, at the request of Landlord, execute such other instruments or documents as Landlord may request to evidence this collateral assignment. If Landlord, in its sole and absolute discretion, consents to such

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
assignment, sublease, or management agreement, such consent shall not be effective until [i] a fully executed copy of the instrument of assignment, sublease or management agreement has been delivered to Landlord; [ii] in the case of an assignment, Landlord has received a written instrument in which the assignee has assumed and agreed to perform all of Ten ant's obligations under the Lease; and [iii] Tenant has paid to Landlord a fee in the amount equal to the lesser of
Landlord's actual out-of-pocket costs and expenses and $2,500.00; and [iv] Landlord has received reimbursement from Tenant or the assignee for all attorneys' fees and expenses and all other reasonable out-of-pocket expenses incurred in connection with determining whether to give its consent, giving its consent and all matters relating to the assignment.

     17.3 Agreements with Residents.Notwithstanding  17.1, Tenant may enter into
          --------------------------
an occupancy agreement with residents of the Leased Property without the prior written consent of Landlord provided that except as otherwise specifically provided in this Section 17.3, [i] the agreement does not provide for lifecare services; [ii] the agreement does not contain any type of rate lock provision or rate guaranty for more than one calendar year; [iii] the agreement does not provide for any rent reduction or waiver other than for an introductory period not to exceed six months; [iv] Tenant may not collect rent for more than one month in advance, other than one month of rent collected to be held as security for the performance of the resident's obligation to Tenant; and [v] all residents of the Leased Property are accurately shown in accounting records for the Facility. Nothing herein shall be construed as prohibiting Tenant from implementing from time to time occupancy incentive programs which provide for, among other things, the payment of larger move in fees in consideration for lower monthly rental fees provided that Tenant shall, from time to time, as and when requested by Landlord, provide Landlord with a written description of all such programs which may then be in effect at the Facility.

     17.4  Sale  of  Leased  Property.If Landlord or any subsequent owner of the
           ---------------------------
Leased Property sells the Leased Property, its liability for the performance of its agreements in this Lease will end on the date of the sale of the Leased Property, and Tenant will look solely to the purchaser for the performance of those agreements. For purposes of this section, any holder of a mortgage or security agreement which affects the Leased Property at any time, and any landlord under any lease to which this Lease is subordinate at any time, will be a subsequent owner of the Leased Property when it succeeds to the interest of Landlord or any subsequent owner of the Leased Property.

     17.5  Assignment  by  Landlord.Landlord  may  transfer,  assign,  mortgage,
           -------------------------
collaterally assign, or otherwise dispose of Landlord's interest in this Lease or the Leased Property.

ARTICLE  18:  HOLDOVER  AND  SURRENDER

     18.1 Holding Over.If Tenant, with or without the express or implied consent
          -------------
of Landlord, continues to hold and occupy the Leased Property (or any part thereof) after the expiration of the Term or earlier termination of this Lease (other than pursuant to Tenant's purchase of the Leased Property), such holding over beyond the Term and the acceptance or collection of Rent in the amount specified below by Landlord shall operate and be construed as creating a tenancy from month to month and not for any other term whatsoever. Said

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month-to-month  tenancy may be terminated by Landlord by giving Tenant five days written notice, and at any time thereafter Landlord may re-enter and take possession of the Leased Property. If, without Landlord's consent or at Landlord's request, Tenant continues after the expiration of the Term or earlier termination of this Lease to hold and occupy the Leased Property whether as a month-to-month tenant or a tenant at sufferance or otherwise, Tenant shall pay Rent for each month in an amount equal to the sum of [i] one and one-half (1-112) times the Base Rent payable during the month in which such expiration or termination occurs, plus [ii] all General Additional Rent accruing during the month, plus [iii] any and all other sums payable by Tenant pursuant to this Lease. During any continued tenancy after the expiration of the Term or earlier termination of this Lease, Tenant shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by applicable law, to continue its occupancy and use of the Leased Property until the tenancy is terminated. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Lease.

     18.2  Surrender.Except  for  [i]  Permitted  Alterations;  [ii]  normal and
           ----------
reasonable wear and tear (subject to the obligation of Tenant to maintain the Leased Property in good order and repair during the Term); and [iii] damage and destruction not required to be repaired by Tenant, Tenant shall surrender and deliver up the Leased Property at the expiration or termination of the Term in as good order and condition as they were in at the time they first became subject to the terms of this Lease. The provisions of this 18.2 shall not apply in the event of the termination of the Lease upon the exercise by Tenant of the rights set forth in Article 13.

     18.3  Indemnity.If  Tenant fails to surrender the entire Leased Property or
           ----------
any part thereof upon the expiration or termination of this Lease in a timely manner and in accordance with the provisions of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall defend, indemnify and hold Landlord, its principals, officers, directors, agents, and employees harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, loss of rental with respect to any new lease in which the rental payable thereunder exceeds the Rent collected by Landlord pursuant to this Lease during Tenant's hold-over and any claims by any proposed new tenant founded on Tenant's failure to surrender the Leased Property. The provisions of this Article 18 shall survive the expiration or termination of this Lease. The provisions of this 18.3 shall not apply in the event of the termination of this Lease upon the exercise by Tenant of the rights set forth in Article 13.

ARTICLE 19: QUIET ENJOYMENT, SUBORDINATION, ATTORNMENT AND ESTOPPEL CERTIFICATES

     19.1  Quiet  En10yment.So  long  as  Tenant performs all of its obligations
           -----------------
under this Lease, Tenant's possession of the Leased Property will not be disturbed by Landlord or any party claiming by, through or under Landlord.

     19.2  Subordination.Subject  to  the  terms and conditions of this section,
           --------------
this Lease and Tenant's rights under this Lease are subordinate to any ground lease or underlying

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lease,  first  mortgage,  first  deed  of trust, or other first lien against the
Leased Property, together with any renewal, consolidation, extension, modification or replacement thereof, which now or at any subsequent time affects the Leased Property or any interest of Landlord in the Leased Property, except to the extent that any such instrument expressly provides that this Lease is superior. The foregoing subordination provision is expressly conditioned upon any lessor or mortgagee being obligated and bound to recognize Tenant as the tenant under this Lease, and such lessor or mortgagee shall have no right to disturb Tenant's possession, use and occupancy of the Leased Property or Tenant's enjoyment of its rights under this Lease unless and until an Event of Default occurs hereunder. Any foreclosure action or proceeding by any mortgagee with respect to the Leased Property shall not affect Tenant's rights under this Lease and shall not terminate this Lease unless and until an Event of Default occurs hereunder. The foregoing provisions will be self-operative, and no further instrument will be required in order to effect them. However, Tenant shall execute, acknowledge and deliver to Landlord, at any time and from time to time upon demand by Landlord, such documents as may be requested by Landlord or any mortgagee or any holder of any mortgage or other instrument described in this section, to confirm or effect any such subordination, provided that any such document shall include a nondisturbance provision as set forth in this section satisfactory to Tenant. Any mortgagee of the Leased Property shall be deemed to be bound by the nondisturbance provision set forth in this section. If Tenant fails or refuses to execute, acknowledge, and deliver any such document within 20 days after written demand, Landlord may execute acknowledge and deliver any such document on behalf of Tenant as Tenant's attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any documents described in this section. This power of attorney is coupled with an interest and is irrevocable.

     19.3 Attornment.If any holder of any mortgage, indenture, deed of trust, or
          -----------
other similar instrument described in 19.2 succeeds to Landlord's interest in the Leased Property, Tenant will pay to such holder all Rent subsequently payable under this Lease. Tenant shall, upon request of anyone succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, such successor in interest without changing this Lease. The successor in interest will not be bound by [i] any payment of Rent for more than one month in advance unless actually received by such successor; [ii] any amendment or modification of this Lease thereafter made without its consent as provided in this Lease; [iii] any claim against Landlord arising prior to the date on which the successor succeeded to Landlord's interest; or [iv] any claim or offset of Rent against Landlord. Upon request by Landlord or such successor in interest and without cost to Landlord or such successor in interest, Tenant will execute, acknowledge and deliver an instrument or instruments confirming the attornment. If Tenant fails or refuses to execute, acknowledge, and deliver any such instrument within 20 days after written demand, then Landlord or such successor in interest will be entitled to execute, acknowledge, and deliver any document on behalf of Tenant as Tenant's attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any such document. This power of attorney is coupled with an interest and is irrevocable.

     19.4  Estoppel  Certificates.At the request of Landlord or any mortgagee or
           -----------------------
purchaser of the Leased Property, Tenant shall execute, acknowledge, and deliver an estoppel certificate, in recordable form, in favor of Landlord or any mortgagee or purchaser of the Leased

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Property  certifying the following: [i] that the Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modifications; [ii] the date to which Rent and other charges have been paid; [iii] whether Tenant or Landlord is in default or whether there is any fact or condition known to Landlord or Tenant which, with notice or lapse of time, or both, would constitute a default, and specifying any existing default, if any; [iv] that Tenant has accepted and occupies the Leased Property; [v] that Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord, if that be the case, or specifying such that exist; and [vi] such other information as may reasonably be requested by Landlord or any mortgagee or purchaser. Any purchaser or mortgagee may rely on this estoppel certificate. If Tenant fails to deliver the estoppel certificates to Landlord within 10 days after the request of Landlord, then Tenant shall be deemed to have certified that [ a] the Lease is in full force and effect and has not been modified, or that the Lease has been modified as set forth in the certificate delivered to Tenant; [b] Tenant has not prepaid any Rent or other charges except for the current month; [c] Tenant has accepted and occupies the Leased Property; [d] neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default; and [e] Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge, and deliver on Tenant's behalf any estoppel certificate to which Tenant does not object within 10 days after Landlord sends the certificate to Tenant. This power of attorney is coupled with an interest and is irrevocable.

ARTICLE  20:  REPRESENTATIONS  AND  WARRANTIES

     Tenant hereby makes the following representations and warranties, as of the Effective Date, to Landlord and acknowledges that Landlord is granting the Lease in reliance upon such representations and warranties. Tenant's representations and warranties shall survive the Closing and, except to the extent made as of a specific date, shall continue in full force and effect until the obligations of Ten ant under this Lease have been performed in full.

     20.1  Organization  and  Good  Standing.Tenant  is  a  corporation 4 , duly
           ----------------------------------
organized, validly existing and in good standing under the laws of its Organization State. Tenant is qualified to do business in and is in good standing under the laws of the Facility State(s).

     20.2  Power  and  Authority.Tenant  has the power and authority to execute,
           ----------------------
deliver and perform this Lease. Tenant has taken all requisite action necessary to authorize the execution, delivery and performance of their respective obligations under this Lease.

     20.3  Enforceability.This  Lease  constitutes  a  legal, valid, and binding
           ---------------
obligation of Tenant enforceable in accordance with its terms except as such enforceability may be limited by creditors rights laws and general principles of equity.

     20.4 Government Authorizations.The Facility is in compliance with all Legal
          --------------------------
Requirements. All Government Authorizations are in full force and effect. Except as otherwise noted in Exhibit H, Tenant holds all Government Authorizations necessary for the operation of the Facility in accordance with the Facility Uses. No prior notice to or approval from any

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licensure  authority  is  required in connection with the Lease other than those notices which have been given or approvals which have been obtained prior to the Commencement Date.

     20.5  Consents.The  execution,  delivery and performance of this Lease will
           ---------
not require any consent, approval, authorization, order, or declaration of, or any filing or registration with, any court, any federal, state, or local governmental or regulatory authority, or any other person or entity, the absence of which would materially impair the ability of Tenant to operate the Facility for the Facility Uses except for any post-closing filing related to the licensure of the Facility.

     20.6 No Violation.The execution, delivery and performance of this Lease [i]
          -------------
do not and will not conflict with, and do not and will not result in a breach of Tenant's Organizational Documents; [ii] do not and will not conflict with, and do not and will not result in a breach of, and do not and will not constitute a default under (or an event which, with or without notice or lapse of time, or both, would constitute a default under), any of the terms, conditions or provisions of any agreement or other instrument or obligation to which Tenant is a party or by which its assets are bound; and [iii] do not and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to Tenant.

     20.7  Chief Executive Office.As of the Effective Date, Tenant maintains its
           -----------------------
chief executive office and its books and records at Tenant's address set forth in the introductory paragraph of this Lease, it being understood and agreed that nothing herein shall be construed as prohibiting Tenant from changing its chief executive office at any time during the Term provided, however, prior notice thereof shall be required to be given to Landlord in accordance with the requirements of Section 14.7 hereof.

ARTICLE  21:  SECURITY  INTEREST

     21.1  Collateral.Tenant  hereby  grants  to each Landlord (individually and
           -----------
collectively called "Secured Party") a security interest in the following described property located at, related to or used in connection with a Leased Property, whether now owned or hereafter acquired by Tenant (the "Collateral"), to secure the payment and performance of the obligations of Ten ant under this
Lease:

     (a) All machinery, furniture, equipment, trade fixtures, appliances, inventory and all other goods (as "equipment", "inventory" and "goods" are defined for purposes of Article 9 ("Article 9") of the Uniform Commercial Code as adopted in Washington) and any leasehold interest of Tenant in any of the foregoing, including, without limitation, those items which are to become fixtures or which are building supplies and materials to be incorporated into any improvement or fixture.

     (b) All accounts, deposit accounts, money, investment property, contract rights, general intangibles, instruments, documents, and chattel paper [as "accounts", "contract rights", "general intangibles", "instruments", "documents", and "chattel paper", are defined for purposes of Article 9] now or hereafter arising.

     (c) All franchises, permits, licenses, operating rights, certifications, approvals, consents, authorizations and other general intangibles, including, without limitation,

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certificates  of  need,  state  health  care facility licenses, and Medicare and
Medicaid  provider  agreements,  to  the  extent  permitted  by  law.

     (d) Unless expressly prohibited by the terms thereof, all contracts, agreements, contract rights and materials relating to the design, construction, operation or management of any improvements, including, but not limited to, plans, specifications, drawings, blueprints, models, mock-ups, brochures, flyers, advertising and promotional materials and mailing lists.

     (e) All subleases, occupancy agreements, license agreements and concession agreements, written or unwritten, of any nature, now or hereafter entered into, and all right, title and interest of Tenant thereunder; and including, without limitation, Tenant's right, if any, to cash or securities deposited thereunder whether or not the same was deposited to secure performance by the subtenants, occupants, licensees and concessionaires of their obligations thereunder, including the right to receive and collect the rents, revenues, and other charges thereunder.

     (f) All ledger sheets, files, records, computer programs, tapes, other electronic data processing materials, and other documentation.

     (g) The products and proceeds of the preceding listed property, including, without limitation, cash and non-cash proceeds, proceeds of proceeds, and insurance proceeds.

     21.2  Additional Documents.At the request of Landlord, Tenant shall execute
           ---------------------
additional security agreements, financing statements, and such other documents as may be requested by Landlord to maintain and perfect such security interest. Tenant hereby irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, deliver and file such documents on behalf of Tenant. This power of attorney is coupled with an interest and is irrevocable.

     21.3     Notice  of  Sale.With  respect to any sale or other disposition of
              -----------------
any  of  the
Collateral after the occurrence of an Event of Default, Landlord and Tenant agree that the giving of five days' notice by Landlord, sent by overnight delivery, postage prepaid, to Tenant's notice address designating the time and place of any public sale or the time after which any private sale or other intended disposition of such Collateral is to be made, shall be deemed to be reasonable notice thereof and Tenant waives any other notice with respect thereto.

     21.4  Recharacterization.Landlord and Tenant intend this Lease to be a true
           -------------------
lease. However, if despite the parties' intent, it is determined or adjudged by a court for any reason that this Lease is not a true lease or if this Lease is recharacterized as a financing arrangement, then this Lease shall be considered a secured financing agreement and Landlord's title to the Leased Property shall constitute a perfected first priority lien in Landlord's favor on the Leased Property to secure the payment and performance of all the obligations of Tenant hereunder.

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ARTICLE  22:  MISCELLANEOUS

     22.1  Notices.Landlord  and  Tenant hereby agree that all notices, demands,
           --------
requests, and consents (hereinafter "notices") required to be given pursuant to the terms of this Lease shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Lease, and shall be served by [i] personal delivery; [ii] certified mail, return receipt requested, postage prepaid; or [iii] nationally recognized overnight courier. All notices shall be deemed to be given upon the earlier of actual receipt or three Business Days after mailing, or one Business Day after deposit with the overnight courier. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received.
Landlord or Tenant may change its notice address at any time by giving the other party notice of such change.

     22.2  Advertisement of Leased Property.Landlord or its agent shall have the
           ---------------------------------
right to enter the Leased Property at all reasonable times for the purpose of exhibiting the Leased Property to others and to place upon the Leased Property for and during the period commencing 120 days prior to the expiration of this Lease, "for sale" or "for rent" notices or signs.

     22.3  Entire  Agreement.This  Lease  contains  the entire agreement between
           ------------------
Landlord and Tenant with respect to the subject matter hereof. No representations, warranties, and agreements have been made by Landlord except as set forth in this Lease. No oral agreements or understandings between Landlord and Tenant shall survive execution of this Lease.

     22.4  Severability.If any term or provision of this Lease is held or deemed
           -------------
by Landlord to be invalid or unenforceable, such holding shall not affect the remainder of this Lease and the same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of the Leased Property or Landlord of the rents herein reserved, in which event this Lease shall forthwith terminate as if by expiration of the Term.

     22.5     Captions  and Headings.The captions and headings are inserted only
              -----------------------
as  a
matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

     22.6  Governing  Law.This  Lease  shall  be  governed  by  and construed in
           ---------------
accordance with the laws of the State of Washington, except as to matters under which the laws of a State in which a respective Facility is located, or under applicable procedural conflicts of laws rules, require the application of laws of such other State, in which case the laws or conflicts of laws rules, as the case may be, of such State shall govern to the extent required.

     22.7     Memorandum  of  Lease.Tenant  shall  not record this Lease. Tenant
              ----------------------
shall,
however, record a memorandum of lease approved by Landlord upon Landlord's request.

     22.8  Waiver.No  waiver  by  Landlord  of  any condition or covenant herein
           -------
contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant, nor shall the acceptance of Rent by Landlord at any time when Tenant is in default in the performance or

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observance of any condition or covenant herein be construed as a waiver of such default, or of Landlord's right to terminate this Lease or exercise any other remedy granted herein on account of such existing default.
     22.9 Binding Effect.This Lease will be binding upon and inure to the
          ---------------
benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord and Tenant.

     22.10  Modification.This  Lease may only be modified by a writing signed by
            -------------
both Landlord and Tenant. All references to this Lease, whether in this Lease or in any other document or instrument, shall be deemed to incorporate all amendments, modifications and renewals of this Lease, made after the date hereof If Tenant requests Landlord's consent to any change in ownership, merger or consolidation of Tenant (where such consent is required by the terms of this Lease), any assumption of the Lease, or any modification of the Lease, Tenant shall provide Landlord all relevant information and documents sufficient to enable Landlord to evaluate the request. In connection with any such request, Tenant shall pay to Landlord a fee in an amount equal to the lesser of $2,500.00 and Landlord's actual reasonable attorney's fees and expenses and other reasonable out-of-pocket expenses incurred in connection with Landlord's evaluation of Tenant's request, the preparation of any documents and amendments, the subsequent amendment of any documents between Landlord and its lenders (if applicable), and all related matters.

     22.11  No  Merger.The surrender of this Lease by Tenant or the cancellation
            -----------
of this Lease by agreement of Tenant and Landlord or the termination of this Lease on account of
Tenant's default will not work a merger, and will, at Landlord's option, terminate any subleases or operate as an assignment to Landlord of any subleases. Landlord's option under this paragraph will be exercised by notice to Tenant and all known subtenants of the Leased Property.

     22.12 Laches.No delay or omission by either party hereto to exercise any
           -------
right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof

     22.13 Construction of Lease.Each of Landlord and Tenant has participated in
           ----------------------
the drafting and negotiation of this Lease and accordingly Landlord and Tenant agree that in the event of a dispute with respect to the interpretation or enforcement of the terms hereof, it shall not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in preparing it.

     22.14  Counterparts.This  Lease  may  be executed in multiple counterparts,
            -------------
each  of  which  shall  be  deemed  an  original  hereof
     22.15  Custody  of  Escrow  Funds.Any  funds  paid  to  Landlord  in escrow
            ---------------------------
hereunder may be held by Landlord or, at Landlord's election, by a financial institution, the deposits or accounts of which are insured or guaranteed by a federal or state agency. The funds shall not be deemed to be held in trust, may be commingled with the general funds of Landlord or such other institution, and shall not bear interest.

22.16  Exhibits.All of the exhibits referenced in this Lease are attached hereto
       ---------
and  incorporated  herein.

FINAL  -  EXECUTION  COPY

     22.17  WAIVER  OF JURY TRIAL.LANDLORD AND TENANT WAIVE TRIAL BY JURY IN ANY
            ----------------------
ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS LEASE OR THE USE AND OCCUPANCY OF THE LEASED PROPERTY (EXCEPT
CLAIMS  FOR  PERSONAL  INJURY  OR  PROPERTY  DAMAGE).     IF  LANDLORD
COMMENCES  ANY  SUMMARY  PROCEEDING  FOR  NONPAYMENT  OF  RENT,  TENANT WILL NOT
INTERPOSE, AND WAIVES THE RIGHT TO INTERPOSE, ANY COUNTERCLAIM IN ANY SUCH PROCEEDING.
     22.18  CONSENT  TO  JURISDICTION.TENANT  HEREBY  IRREVOCABLY  SUBMITS  AND
            --------------------------
CONSENTS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING JURISDICTION OVER KING COUNTY, WASHINGTON OR ANY COUNTY IN WHICH A FACILITY IS LOCATED FOR ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THE COMMITMENT; [II] THIS LEASE; OR [III] ANY DOCUMENT EXECUTED BY TENANT IN CONNECTION WITH THIS LEASE. TENANT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT TENANT MAY EFFECTIVELY DO SO, THE
DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. TENANT AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

     TENANT AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LANDLORD OR ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT OR PROPERTY OF LANDLORD, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS LEASE OR ANY RELATED DOCUMENT IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER KING COUNTY, WASHINGTON UNLESS SUCH COURT LACKS IN PERSONAM OR SUBJECT MATTER JURISDICTION IN WHICH CASE TENANT SHALL HAVE THE RIGHT TO INSTITUTE SUCH ACTION OR PROCEEDING BEFORE ANY COURT HAVING SUCH JURISDICTION.

     22.19  Attorney's  Fees and Expenses.In the event of a dispute with respect
            ------------------------------
to the enforcement or interpretation of this Lease, the prevailing party shall be entitled to collect from the other its reasonable costs and attorneys fees, including its costs and fees on appeal.

     22.20  Survival.The  following  provisions shall survive termination of the
            ---------
Lease:  Article  8  (Defaults and Remedies); Article 9 (Damage and Destruction);
Article  10 (Condemnation);  15.7 (Transfer of License and Facility Operations);
15.8  (Bed  Operating
Rights); 17.2 (Assignment or Sublease); Article 18 (Holdover and Surrender); Article21 (Security Interest) and 22.20 (Survival).

22.21  Time.Time  is  of  the  essence  in  the  performance  of  this  Lease.
       -----

     22.22  Landlord's Consent.Whenever Tenant is required to secure the consent
            -------------------
of Landlord under this Lease, Landlord shall have the right to condition the granting or withholding

FINAL  -  EXECUTION  COPY
-  55-
of such consent on the receipt by Landlord of any Lender consent required under the documents evidencing the Facility Debt.

FINAL  -  EXECUTION  Copy
-  56-

     IN WITNESS WHEREOF, the parties hereto have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.




LANDLORD:
     HB-ESC  I,  LLC
     By:   /s/  Daniel  R.  Baty
               Daniel  R.  Baty
     Its:  Manager

TENANT:
     EMERITUS  CORPORATION
     By:  /s/  William  M.  Shorten
              William  M.  Shorten
     Its:  Director  of  Real  Estate  Finance
FINAL  -  EXECUTION  COPY
57

                               [GRAPHIC OMITED]


EXHIBIT A: FACILITY INFORMATION

Kingsley  Place  of  Shreveport


7110  University  Drive  79  assisted  living  units  Shreveport,  LA  71105

Emeritus  Corporation

EXHIBIT  B:  LEGAL  DESCRIPTIONS

Shreveport  -  Initial  Lease
-----------------------------

A TRACT OF LAND located in Fractional Section 37, Township 17 North, Range 13 West, Shreveport, Caddo Parish, Louisiana, being more fully described as follows: Beginning at the Northeast corner of Lot 114, University Terrace, as recorded in Book 1100, pages 159 through 169 of the Records of Caddo Parish, Louisiana, said point also located on the Westerly right of way line of University Drive; Thence leaving said Westerly right of way line run along the Northerly line of said University Terrace South 89 18' 00" West a distance of 746.13 feet to a point of the high bank of Sand Beach Bayou; Thence leaving said Northerly line of University Terrace run along said high bank the following courses and distances: North 23 44' 00" East a distance of367.57 feet and North 03 04' 00" East a distance of 115.60 feet; Thence leaving said high bank run North 89 18' 00" East a distance of 586.50 feet to a point on the Westerly right of way line of University Drive; Run thence along said Westerly right of way line South 00 42' 00" East a distance of 450.00 feet to the point of beginning of tract, containing 6.711 acres, more or less.

EXHIBIT  C:  PERMITTED  EXCEPTIONS

Initial  Facility-Shreveport
----------------------------

1. Lien of the Lender (as defined in the Lease) securing the Facility Debt (as defined in the
     Lease). 2. Any unpaid taxes for the current year, and all subsequent years, not yet due and payable. 3. Any lease, grant, exception or reservation of minerals or mineral rights appearing in public  records.
4. Servitude rights in favor of the Caddo Levee District, as contained in instrument dated March 3, 1953 and recorded March 19, 1953 under Registry No. 45626 in Conveyance Book 691, page 91 of the Records of Caddo Parish, Louisiana; as amended by partial release of Servitude dated November 14, 1996 and recorded November 18, 1996 under Registry No. 1538810 in Conveyance Book 3148, page 253 of the Records of Caddo Parish, Louisiana.
5. Right of Way in favor of Southwestern Electric Company, dated January 8, 1999 and recorded January 12, 1999 under Registry No 1637167 in Conveyance Book 3294, page 432 of the Records of Caddo Parish, Louisiana.
6. Financing Statement executed by Senior Lifestyle Shreveport, L.L.C., debtor, in favor of GMAC Commercial Mortgage corporation, secured party, and filed for record on May 17, 1999 as Registry No. 09-976293 of the Records of Caddo Parish, Louisiana, as amended byUCC-3 Financing Statement to designate HB-ESC I, LLC, a Washington limited liability company as Debtor, filed July 3,2002 as Registry No. 09-1011418 of the UCC Records of Caddo Parish, Louisiana.
7. Cable Television Service Agreement by and between Senior Lifestyle Shreveport, LLC and Shreveport Division of Time Warner Cable, dated November 9, 1998 and recorded March 5, 1999 under Registry No. 1643943 in Conveyance Book 3304, page 323 of the Records of Caddo Parish, Louisiana.
8. Cable Television Service Agreement by and between Senior Lifestyle Shreveport, LLC and Shreveport Division of Time Warner Cable, dated October 5, 1999 and recorded January 18,2000 under Registry No. 1688134 in Conveyance Book 3368, page 201 of the Records of Caddo Parish, Louisiana.

EXHIBIT  D:  BASE  RENT

The Base Rent for the Initial Facility shall be equal to the sum of [i] the principal and interest payments due and payable on the Facility Debt and which relate to the period from and after the Effective Date (the "Debt Service Rent") plus [ii] an amount equal to twenty five percent (25%) of the Facility Cash Flow for the preceding month (the "Cash Flow Rent").
Each payment of the Debt Service Rent shall be due and payable on the first day of each month commencing on January 1, 2004 and shall be accompanied by a reasonably detailed calculation of the Debt Service Rent payment and of the then outstanding principal balance of the Refinancing Debt used for purposes of such calculation, if and to the extent such outstanding principal balance is other than the actual outstanding principal balance of the Refinancing Debt; provided, however, that the Debt Service Rent payment due on January 1, 2004 shall be limited to the portion of the January payment on the Facility Debt which is allocated to the January principal payment, it being understood and agreed that Tenant shall have no obligation to pay that portion of the Facility Debt service payment due on January 1, 2004 which includes interest for the month of December, 2003.

Each payment of Cash Flow Rent shall be due and payable monthly in arrears as soon as the calculation of Facility Cash Flow is available but in no event later than the twenty fifth (25th) day of the month following the applicable month for which the Cash Flow Rent relates, with the first such payment due as soon as the calculation of Facility Cash Flow for the month of January, 2004 is available but in no event later than February 25, 2004, and shall be accompanied by a reasonably detailed calculation of the Cash Flow Rent payment.

The Cash Flow Rent paid by Tenant shall be subject to the following adjustments:

(a)

With each Cash Flow Rent payment due in January of each Lease Year, commencing with the Cash Flow Rent payment due in January, 2005, Tenant shall provide Landlord with a reconciliation (the "Annual Cash Flow Rent Reconciliation Schedule") showing the actual Cash Flow Rent due for the preceding Lease Year based on the annual Facility Cash Flow during such Lease Year (the "Cash Flow Rent Due") as compared to the Cash Flow Rent paid during such Lease Year (the "Cash Flow Rent Paid") and to the extent the Cash Flow Rent Paid is greater than the Cash Flow Rent Due, Landlord shall remit such excess to Tenant within five
(5) days after receipt of the Annual Cash Flow Rent Reconciliation Schedule and, to the extent the Cash Flow Rent Paid is less than the Cash Flow Rent Due, Tenant shall remit such shortfall to Landlord within five (5) days after delivery of the Annual Cash Flow Rent Reconciliation Schedule.

(b)

The Cash Flow Rent Paid in any Lease Year shall be subject to further adjustment to the extent that at any time during or after the Lease Year Tenant makes an Insurance Payment for a claim which arose during the Lease Term. The amount of such adjustment shall be equal to the lesser of (i) the Cash Flow Rent Paid in the Lease Year in which such claim arose and with respect to which such Insurance Payment relates or (ii) 25% of the amount of such Insurance Payment. Such adjustment shall be due and owing from Landlord to Tenant within five (5) days after Landlord's receipt of a written demand therefor, accompanied by reasonably detailed supporting documentation with respect to the amount and nature of the Insurance Payment.

Base Rent shall be prorated for any partial month in which the Term commences or terminates.

EXHIBIT  E:  DOCUMENTS  TO  BE  DELIVERED

     Tenant shall deliver each of the following documents to Landlord, to the extent applicable,. no later than the date specified for each document:

     1. Annual Financial Statement of Tenant (audited) and Facility Financial Statement (audited) - within 90 days after the end of each fiscal year.

     2. Annual Facility Budget and Annual Company Budget not later than 45 days after the beginning of the next fiscal year.

     3. Periodic Financial Statement of Ten ant, (unaudited) - within 45 days after the end of each quarter.

4.

Monthly Facility Financial Statement - within 30 days after the end of each month.

EXHIBIT  F

MONTHLY  FINANCIAL  STATEMENT  AND  CENSUS  DATA

Facility Name: Management Company: Report Date:

Kingsley  Place  at  Shreveport  Emeritus  Corporation
------------------------------------------------------

Census Data
-----------
Total Number of Units Number of Days in Period Total Resident Days Available Resident Utilization Days
Medicaid
Private
Medicare
     Other  Payor  (Specify)
Total Utilization Days Average Occupancy

MONTH ENDING (DATE)

MONTH ENDING (DATE)

MONTH ENDING (DATE)

MONTH ENDING (DATE)

12MTHS  ENDING  (DATE)

(C)

Debt Service Coverage Analysis
------------------------------
Net Routine Patient (Resident) Revenue Other Revenues
Total Revenues
Total Expenses
Pre- Tax Income

(A)  (B)

Add Back
--------
Depreciation and Amortization
Interest on GMACCM loan (or Facility Lease Expense)
Extraordinary Items
Net Operating Income after Actual Management Fees

Principal  and  Interest  payments  due  for  the  period

(A)  (B)  (A)

+

(C)  *  5%  (D)
DEBT  SERVICE  COVERAGE  AFTER  ACTUAL  MGMT.  FEES

Net Operating Income after Actual Management Fees
Add Back
--------
     Actual  Management  Fees
Less
----
     Assumed Management Fees (I) Net Operating Income after Assumed Management Fees

(D)  (B)

DEBT  SERVICE  COVERAGE  AFTER  ASSUMED  MGMT.  FEES

I  certify the above to be true and correct in all material respects. Dated this
-  day

By: Name: Title:

(I)  Percentage  used  as  defined  in  definitions  section  of Loan Agreement.

EXHIBIT  G

CERTIFICATE  OF  COMPLIANCE

GMAC Commercial Mortgage Corporation 2200 Woodcrest Place, Suite 305 Binningham, AL 35209

Re:

Loan Agreement dated as of May 13, 1999, by and between GMAC Commercial Mortgage Corporation, as Lender, and Senior Lifestyle
Shreveport, L.L.C., as assumed by HB-ESC I, LLC, as Borrower (together with all amendments and modifications thereto, the "Loan Agreement")

     The undersigned officer of HB-ESC I, LLC does hereby certify that for the quarterly financial period ending

1.

No  Default  or  Event  of  Default  has  occurred  or  exists  except

     2. The Debt Service Coverage Ratio for the preceding three (3) months designated below through the end of such period is:

                                 Quarterly Period Ending     Required     Actual
                                ----------       -------     --------
                                              12/31/03     1.0 to 1.0     to 1.0
                                             ---------     ----------     ------
                                              3/31/04     1.15 to 1.0     to 1.0
                                             --------     -----------     ------
                                              6/30/04     1.15 to 1.0     to 1.0
                                             --------     -----------     ------
                                              9/30/04     1.15 to 1.0     to 1.0
                                             --------     -----------     ------
                                             12/31/04     1.15 to 1.0     to 1.0
                                            ---------     -----------     ------
                                             3/31/05     1.15 to 1.0     to 1. 0
                                            --------     -----------     -------

     3. The Actual Debt Service Coverage Ratio for the preceding three months designated below through the end of such period is:

                                 Quarterly Period Ending     Required     Actual
                                ----------       -------     --------
                                              12/31/03     1.0 to 1.0     to 1.0
                                             ---------     ----------     ------
                                              3/31/04     1.15 to 1.0     to 1.0
                                             --------     -----------     ------

     4. Facility is:
                                              6/30/04     1.15 to 1.0     to 1.0
                                             --------     -----------     ------
                                              9/30/04     1.15 to 1.0     to 1.0
                                             --------     -----------     ------
                                             12/31/04     1.15 to 1.0     to 1.0
                                            ---------     -----------     ------
                                              3/31/05     1.15 to 1.0     to 1.0
                                             --------     -----------     ------

The average daily occupancy (on a three (3) calendar month rolling basis) for the

Required:  Actual:

Not  less  than  80%
     %

     6.  The  outstanding  principal balance of all Indebtedness (other than the
Loan)  of
Borrower  is  $     ,  consisting  of  the  following:

[DESCRIBE  EACH  DEBT  AND  THE  BALANCE  THEREOF.]

     7. All representations and warranties made by Borrower in the Loan Agreement and in other Loan Documents are true and correct in all material respects as though given on the date hereof, except

8.

All  information  provided  herein is true and correct in all material respects.

     9. Capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement.

Dated  this

day  of

By: Name: Title:
-  2  -

               EXHIBIT H: GOVERNMENT AUTHORIZATIONS TO BE OBTAINED